Exhibit 4.1

FINAL AGREEMENT

INVESTOR RIGHTS AGREEMENT

by and among

HMH HOLDINGS (DELAWARE), INC.

and

THE HOLDERS

Dated as of June 22, 2012

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INVESTOR RIGHTS AGREEMENT

THIS INVESTOR RIGHTS AGREEMENT (this “Agreement”) is made as of June 22, 2012 by and between HMH Holdings (Delaware), Inc., a Delaware corporation (the “Company”), and each of the parties identified as “Investors” on the signature pages hereto and any parties identified on the signature page of any joinder agreements executed and delivered pursuant to Sections 20 and 22(f) hereof (each, including the Investors, a “Holder” and, collectively, the “Holders”). Capitalized terms used but not otherwise defined herein are defined in Section 1.

RECITALS:

WHEREAS the Company and certain of its direct and indirect subsidiaries have engaged in a restructuring (the “Restructuring”) pursuant to the filing of cases under chapter 11 of title 11 of the United States Code and accompanying restructuring support agreement, disclosure statement and prepackaged plan of reorganization (all such related documents, “Restructuring Documents”);

WHEREAS, pursuant to the terms of the Restructuring the Company proposes to issue the Common Stock (as defined below).

WHEREAS, in accordance with the Restructuring Documents, the Company has agreed to provide certain rights for the benefit of each Holder, as follows:

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each Holder hereby agree as follows:

1. Definitions.

“‘34 Act Registration Filings” has the meaning specified in Section 18.

“5% Requesting Holders” means a Requesting Holder (or a requesting Demand Holder or Second Demand Holder, in the case of an Underwritten Shelf Takedown) that owns at least 5% of the issued and outstanding shares of Common Stock.

“Affiliate” of any particular Person means any other Person directly or indirectly controlling, controlled by or under common control with such Person.

“Agreement” has the meaning specified in the first paragraph hereof.

“Attorney-in-Fact” has the meaning specified in Section 5(b).

“Automatic Shelf Registration Statement” means an “automatic shelf registration statement” as defined in Rule 405 promulgated under the Securities Act.

“beneficially own”, “beneficial ownership” and similar phrase as such terms are used in Rule 13d-3 and Rule 13d-5 promulgated under the Exchange Act, except that in calculating the beneficial ownership of any Holder, such Holder shall be deemed to have beneficial ownership of all securities that such Holder has the right to acquire, whether such right is currently exercisable or is exercisable only upon the occurrence of a subsequent condition.

“Board” means the Board of Directors of the Company.

“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by applicable law or executive order to close.

“Commission” means the United States Securities and Exchange Commission or any successor governmental agency.

“Common Stock” means the shares of common stock, par value $0.01 per share, of the Company, in each case, issued on or after the Effective Date.

“Company” has the meaning specified in the first paragraph hereof.

“Company Demand Registration Notice” has the meaning specified in Section 2(b).

“Company Shelf Takedown Notice” has the meaning specified in Section 6(c).

“Confidential Information” has the meaning specified in Section 19(b).

“control” (including the terms “controlling,” “controlled by” and “under common control with”) means, unless otherwise noted, the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities or interests, by contract, or otherwise.

“Counsel to the Holders” means, with respect to any Shelf Takedown, one firm of counsel, plus any local or foreign counsel, selected by the Holders of a majority of the Registrable Securities requested to be included in such Shelf Takedown.

“Custodian” has the meaning specified in Section 5(b)(iii).

“Custody Agreement” has the meaning specified in Section 5(b)(iii).

“Demand Holders” shall mean, at any time, any Holder or Holders of Registrable Securities who, together with their Affiliates, beneficially own at least 15% of the outstanding Common Stock at such time.

“Demand Registration” has the meaning specified in Section 2(a)(ii).

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“Demand Registration Notice” has the meaning specified in Section 2(b).

“Demand Shelf Takedown Notice” has the meaning specified in Section 6(c).

“Determination Date” has the meaning specified in Section 6(g).

“Diluted Drag-Along Percentage” has the meaning specified in Section 3(c).

“Disclosure Package” means, with respect to any offering of securities, (i) the preliminary Prospectus, (ii) the price to the public and the number of securities included in the offering to be included on the cover page of the Prospectus; (iii) each Free Writing Prospectus and (iv) all other information, in each case, that is deemed, under Rule 159 promulgated under the Securities Act, to have been conveyed to purchasers of securities at the time of sale of such securities (including a contract of sale).

“Effective Date” shall mean June 22, 2012.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

“FINRA” means the Financial Industry Regulatory Authority.

“First Priority Registrable Securities” means that number of shares of Common Stock equal to the difference between (i) that number of shares of Common Stock a 5% Requesting Holder requests to be included in a Demand Registration or Underwritten Shelf Takedown, as the case may be, and (ii) that number of shares of Common Stock that equals 5% of the issued and outstanding shares of Common Stock at the time of any relevant Demand Registration or Underwritten Shelf Takedown, as the case may be.

“Follow-On Registration Notice” has the meaning specified in Section 6(h)(i).

“Follow-On Shelf” has the meaning specified in Section 6(h)(i).

“Form S-1 Shelf” has the meaning specified in Section 6(a).

“Form S-3 Shelf” has the meaning specified in Section 6(a).

“Free Writing Prospectus” means any “free writing prospectus” as defined in Rule 405 promulgated under the Securities Act.

“GAAP” means generally accepted accounting principles in the United States of America.

“Hedging Counterparty” means a broker dealer registered under Section 15(b) of the Exchange Act or an Affiliate thereof.

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“Hedging Transaction” means any transaction involving a security linked to the Registrable Securities or any security that would be deemed to be a “derivative security” (as defined in Rule 16a-1(c) promulgated under the Exchange Act) with respect to the Registrable Securities or any transaction (even if not a security) which would (were it a security) be considered such a derivative security, or which transfers some or all of the economic risk of ownership of the Registrable Securities, including any forward contract, equity swap, put or call, put or call equivalent position, collar, non-recourse loan, sale of an exchangeable security or similar transaction. For the avoidance of doubt, the following transactions shall be deemed to be Hedging Transactions:

(i) transactions by a Holder in which a Hedging Counterparty engages in short sales of Registrable Securities pursuant to a prospectus and may use Registrable Securities to close out its short position;

(ii) transactions pursuant to which a Holder sells short Registrable Securities pursuant to a prospectus and delivers Registrable Securities to close out its short position;

(iii) transactions by a Holder in which the Holder delivers, in a transaction exempt from registration under the Securities Act, Registrable Securities to the Hedging Counterparty who will then publicly resell or otherwise transfer such Registrable Securities pursuant to a prospectus or an exemption from registration under the Securities Act; and

(iv) a loan or pledge of Registrable Securities to a Hedging Counterparty who may then become a selling stockholder and sell the loaned shares or, in an event of default in the case of a pledge, sell the pledged shares, in each case, in a public transaction pursuant to a prospectus.

“Holder” and “Holders” have the meanings given to those terms in the first paragraph hereof.

“Holder Free Writing Prospectus” means each Free Writing Prospectus prepared by or on behalf of the relevant Holder or used or referred to by such Holder in connection with the offering of Registrable Securities.

“Incremental Shares” has the meaning specified in Section 3(b).

“Incremental Share Notice” has the meaning specified in Section 3(c).

“Initial Public Offering” means the initial underwritten public offering of Common Stock by the Company or any Holder pursuant to an effective registration statement filed by the Company with the Commission (other than on Forms S-4 or S-8 or successors to such forms) under the Securities Act.

“Investors” has the meaning specified in the first paragraph hereof.

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“IPO Demand Registration” has the meaning specified in Section 2(a)(i).

“IPO Drag-Along Percentage” has the meaning specified in Section 3(a).

“IPO Drag-Along Sale” has the meaning specified in Section 3(a).

“IPO Drag-Along Sale Notice” has the meaning specified in Section 3(b).

“IPO Drag-Along Shares” has the meaning specified in Section 3(c).

“IPO Dragged Holder” has the meaning specified in Section 3(b).

“IPO Requesting Holder” has the meaning specified in Section 2(a)(i).

“IPO Sale Amount” means an amount equal to the IPO Drag-Along Percentage multiplied by the aggregate number of Registrable Securities held at such time by all Holders.

“Lock-Up Period” has the meaning specified in Section 9(a).

“Long-Form Registration” has the meaning specified in Section 2(a)(ii).

“Losses” has the meaning specified in Section 13(d).

“Majority Holders” has the meaning specified in Section 18.

“NYSE” means the New York Stock Exchange.

“Other Holders” has the meaning specified in Section 7(c).

“Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, a governmental entity or any department, agency or political subdivision thereof or any other entity.

“Piggyback Registration” has the meaning specified in Section 7(a).

“Piggyback Takedown” has the meaning specified in Section 7(a).

“Prospective Transferee” has the meaning specified in Section 19(a).

“Prospective Transferee Representatives” has the meaning specified in Section 19(a).

“Prospectus” means the prospectus used in connection with a Registration Statement.

“Registrable Securities” means at any time any shares of Common Stock (i) issued on or after the Effective Date to any Holder and held or beneficially owned

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by such Holder or (ii) held or beneficially owned by any Holder, including any Common Stock issued pursuant to the Restructuring Documents or upon the conversion, exercise or exchange, as applicable, of any other securities and/or interests issued pursuant to the Restructuring Documents, including shares of Common Stock acquired in open market or other purchases after the Effective Date; provided, however, that at any time after 180 days after an Initial Public Offering, as to any Registrable Securities, such securities shall cease to constitute Registrable Securities upon the earliest to occur of: (A) the date on which such securities are disposed of pursuant to an effective registration statement under the Securities Act; (B) the date on which such securities are disposed of pursuant to Rule 144 (or any successor provision) or another similar exemption promulgated under the Securities Act; (C) the date on which a Holder ceases to hold or beneficially own at least 1% of the outstanding shares of Common Stock; or (D) the date on which such securities cease to be outstanding.

“Registration Expenses” means all expenses (other than underwriting discounts and commissions) arising from or incident to the registration of Registrable Securities in compliance with this Agreement, including:

(i) stock exchange, Commission, FINRA and other registration and filing fees,

(ii) all fees and expenses incurred in connection with complying with any securities or blue sky laws (including fees, charges and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities),

(iii) all printing, messenger and delivery expenses,

(iv) the fees, charges and disbursements of counsel to the Company and of its independent public accountants and any other accounting and legal fees, charges and expenses incurred by the Company (including any expenses arising from any special audits or “comfort letters” required in connection with or incident to any registration),

(v) the fees and expenses incurred in connection with the listing of the Registrable Securities on NYSE (or any other national securities exchange),

(vi) the fees and expenses incurred in connection with any “road show” for Underwritten Offerings, and

(vii) reasonable and documented out-of-pocket fees, charges and disbursements of Counsel to the Holders, reasonably acceptable to the Company, including, for the avoidance of doubt, any expenses of Counsel to the Holders in connection with the filing or amendment of any Registration Statement, Prospectus or Free Writing Prospectus hereunder;

provided that, in no instance shall Registration Expenses include Selling Expenses.

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“Registration Notice” has the meaning specified in Section 6(a).

“Registration Statement” means any registration statement filed hereunder or in connection with a Piggyback Takedown.

“Representatives” has the meaning specified in Section 19(b).

“Requested IPO Drag-Along Sale Notice” has the meaning specified in Section 3(a).

“Requesting Holder” has the meaning specified in Section 2(a)(ii).

“Required Information” means (i) information (A) reasonably requested by the Company or the lead underwriters or their counsel that is necessary in connection with the Initial Public Offering, including any information required by any law or governmental entity in connection with an Initial Public Offering, including information necessary to comply with the Commission disclosure requirements, FINRA review of the offering and any required tax forms or certificates or (B) reasonably requested by counsel to the Company to provide an opinion to the underwriters as to due authorization, execution and delivery of documents and valid transfer of title to the Registrable Securities, (ii) any certificates or other applicable instruments representing the Registrable Securities of any IPO Dragged Holder to be included in the IPO Drag-Along Sale, together with a notarized, limited power-of-attorney authorizing the Company or its representative to Transfer such Registrable Securities on the terms contemplated in the IPO Drag-Along Sale Notice and receive payment therefor and to execute a lock-up letter as set forth in Section 3 and wire transfer or other instructions for payment of the consideration for the Registrable Securities being Transferred in such IPO Drag-Along Sale and (iii) all other documents reasonably required to be executed in connection with the IPO Drag-Along Sale.

“Restructuring” has the meaning specified in the Recitals.

“Restructuring Documents” has the meaning specified in the Recitals.

“Second Demand Holder” shall mean, at any time, any Holder of Registrable Securities who, together with its Affiliates, beneficially owns at least 15% of the outstanding Common Stock at such time.

“Second Priority Registrable Securities” means the number of shares of Common Stock equal to the difference between (i) that number of shares of Common Stock a 5% Requesting Holder requests to be included in a Demand Registration or Underwritten Shelf Takedown, as the case may be, and (ii) the number of First Priority Registrable Securities.

“Securities Act” means the Securities Act of 1933, as amended from time to time.

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“Selling Expenses” means the underwriting fees, discounts, selling commissions and stock transfer taxes applicable to all Registrable Securities registered by the Holders and legal expenses not included within the definition of Registration Expenses.

“Shelf” has the meaning specified in Section 6(a).

“Shelf Registration” means a registration of securities pursuant to a registration statement filed with the Commission in accordance with and pursuant to Rule 415 promulgated under the Securities Act (or any successor rule then in effect).

“Shelf Takedown” means either an Underwritten Shelf Takedown or a Piggyback Takedown.

“Short-Form Registration” has the meaning specified in Section 2(a)(ii).

“Suspension Period” has the meaning specified in Section 8(a).

“Transfer Confidentiality Agreement” has the meaning specified in Section 19(a).

“Underwritten Offering” means any underwritten Demand Registration, Underwritten Shelf Takedown or a Piggyback Takedown.

“Underwritten Shelf Takedown” has the meaning specified in Section 6(b).

“Underwriting Agreement” has the meaning specified in Section 5(b)(ii).

“Well-Known Seasoned Issuer” means a “well-known seasoned issuer” as defined in Rule 405 promulgated under the Securities Act and which (i) is a “well-known seasoned issuer” under paragraph (1)(i)(A) of such definition or (ii) is a “well-known seasoned issuer” under paragraph (1)(i)(B) of such definition and is also eligible to register a primary offering of its securities relying on General Instruction I.B.1 of Form S-3 or Form F-3 under the Securities Act.

2. Demand Registrations.

(a) Requests for Registration.

(i) At any time after January 1, 2013 and prior to an Initial Public Offering, a Holder or Holders of Registrable Securities holding Common Stock of the Company aggregating at least 25% of the outstanding Common Stock (the “IPO Requesting Holders”) may request registration under the Securities Act of all or any portion of the Registrable Securities held by such IPO Requesting Holders on Form S-1 or similar long-form registration (the “IPO Demand Registration”); provided that in the case of the IPO Demand Registration such Holder (or Holders) will be entitled to make such demand only if the total offering price of the Registrable Securities to be sold in such offering (including piggyback shares and before deduction of underwriting discounts) is reasonably expected to exceed, in the aggregate, $150

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million; provided, further, that the Registration Statement effecting such IPO Demand Registration shall not be required to become effective until April 1, 2013. The IPO Requesting Holders may request that the IPO Demand Registration be an underwritten offering.

(ii) At any time after the Initial Public Offering, any Demand Holders or Second Demand Holder (in such capacity, the “Requesting Holder”) may request registration under the Securities Act of all or any portion of the Registrable Securities held by such Requesting Holder on Form S-1 or similar long-form registration (a “Long-Form Registration”) with respect to up to one Long-Form Registration per annum (provided that any Second Demand Holder may request up to two Long-Form Registrations per annum) and an unlimited number of registrations under the Securities Act of all or any portion of the Registrable Securities held by such Requesting Holder on Form S-3 or any similar short-form registration (a “Short-Form Registration”), if available (any registration under this Section 2(a), a “Demand Registration”). At the request of any Requesting Holder, any offering conducted under a Long-Form Registration or a Short-Form Registration shall be an underwritten offering, but only if the total offering price of the Registrable Securities to be sold in such offering (including piggyback shares and before deduction of underwriting discounts) is reasonably expected to exceed, in the aggregate, $100 million.

(b) Demand Registration Notices. All requests for Demand Registrations (including the IPO Demand Registration) shall be made by giving written notice to the Company (the “Demand Registration Notice”). Each Demand Registration Notice shall specify (i) whether such Demand Registration shall be an underwritten offering, (ii) the approximate number of Registrable Securities proposed to be sold in the Demand Registration and (iii) the expected price range (net of underwriting discounts and commissions) of such Demand Registration. Within five Business Days after receipt of any Demand Registration Notice, the Company shall give written notice of such requested Demand Registration to all other Holders of Registrable Securities (the “Company Demand Registration Notice”) and, subject to the provisions of Section 2(e) below, shall include in such Demand Registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 10 Business Days after delivery of the Company Demand Registration Notice.

(c) Long-Form Registrations. A registration shall not count as one of the permitted Long-Form Registrations until both (i) it has become effective (unless such Long-Form Registration has not become effective due solely to the fault of the Demand Holders or Second Demand Holder requesting such registration) and (ii) the Demand Holders or Second Demand Holder initially requesting such registration is able to register and sell pursuant to such registration at least 90% of the Registrable Securities requested to be included in such registration either at the time of the registration or within 90 days thereafter; provided that a Long-Form Registration which is withdrawn at the sole request of the Demand Holders or Second Demand Holder who demanded such Long-Form Registration will count as a Long-Form Registration unless the Company is reimbursed by such Demand Holders or Second Demand Holder for all reasonable out-of-pocket expenses incurred by the Company in connection with such registration, including reasonable attorney and accounting fees.

(d) Short-Form Registrations. Demand Registrations shall be Short Form Registrations whenever the Company is permitted to use an applicable short form. Promptly

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after the Company has become subject to the reporting requirements of the Exchange Act, the Company shall use its commercially reasonable efforts to make Short-Form Registrations on Form S-3 (or any successor form) available for the sale of Registrable Securities.

(e) Priority on Demand Registrations. If the Demand Registration is an underwritten offering and the managing underwriters for such Demand Registration advise the Company and the applicable Requesting Holders that the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such Demand Registration exceeds the number of Registrable Securities and other securities, if any, which can be sold in an orderly manner in such offering within a price range acceptable to the Holders of a majority of the Registrable Securities requested to be included in the Demand Registration, the Company shall include in such Demand Registration the number of Registrable Securities which can be so sold in the following order of priority: (i) first, the First Priority Registrable Securities requested to be included in such Demand Registration by the 5% Requesting Holders, pro rata among such 5% Requesting Holders holding First Priority Registrable Securities on the basis of the total number of shares of Common Stock owned by each such 5% Requesting Holder immediately prior to such offering; (ii) second, all Registrable Securities of all other Holders requested to be included in such Demand Registration and all Second Priority Registrable Securities requested to be included in such Demand Registration by the 5% Requesting Holders, pro rata among all such Holders on the basis of the number of shares of Common Stock owned by each such Holder after taking into account sales in the offering of the First Priority Registrable Securities; and (iii) third, the securities the Company proposes to sell; provided however that, with respect to the IPO Demand Registration only as to which Section 3 does not apply, the order of priority shall be as follows: (x) first, the Registrable Securities requested to be included in such Demand Registration by the Requesting Holders and the other Registrable Securities requested to be included in such Demand Registration by Holders, which in the judgment of such underwriter can be sold in an orderly manner within the price range of such offering, pro rata among all such Holders of such Registrable Securities on the basis of the number of Registrable Securities requested to be included therein by each such Holder; and (y) second, the securities the Company proposes to sell.

(f) Restrictions on Demand Registrations. The Company shall not be obligated to effect (i) any Long-Form Registration within 180 days or (ii) any Short-Form Registration within 120 days, in each case, after the effective date of a previous Demand Registration or a previous registration in which the Holders of Registrable Securities were given piggyback rights pursuant to Section 7 and in which such Holders were able to register and sell at least 90% of the number of Registrable Securities requested to be included therein. In addition, the Company shall not be obligated to effect any Demand Registration during the period starting with the date that is 60 days prior to the Board’s good faith estimate of the date of filing of, and ending on the date that is 120 days (unless the underwriting agreement requires a longer period of time) after the effective date of, a Company initiated registration statement, provided that the Company is actively employing in good faith all commercially reasonable efforts to cause such registration to become effective, and provided further that the aggregate number of days that any one or more Demand Registrations are suspended or delayed by operation of this Section 2(f) shall not exceed 120 days in any 12-month period. In the event of any such suspension or delay, the Holder of Registrable Securities initially requesting a Demand Registration that is suspended by operation of this Section 2(f) shall be entitled to withdraw such

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request and, if such request is withdrawn, such Demand Registration shall not count as one of the permitted Demand Registrations hereunder, and, notwithstanding the proviso in Section 2(c), the Company shall pay all Registration Expenses in connection with such registration.

(g) Selection of Underwriters. The Holders of a majority of the Registrable Securities requested to be included in a Demand Registration which is an underwritten offering shall have the right to select the investment banker(s) and manager(s) to administer the offering (which shall consist of one or more reputable nationally recognized investment banks), subject to the Company’s approval which shall not be unreasonably withheld, conditioned or delayed.

(h) Transfer of Demand Rights. The rights of a Holder under this Section 2 may be transferred, assigned or otherwise conveyed in whole or in part, to any transferee or assignee, provided that the requirements of Section 20 are satisfied.

3. IPO Drag-Along Rights.

(a) At any time after January 1, 2013, in connection with an exercise of the IPO Demand Registration, the IPO Requesting Holders may deliver a notice to the Company (the “Requested IPO Drag-Along Sale Notice”) of the IPO Requesting Holders’ intention to sell Registrable Securities in an Initial Public Offering and invoking the provisions of this Section 3; provided, that the offering price of the Registrable Securities in such Initial Public Offering must equate to a total equity value of the Company of not less than $1.5 billion (an “IPO Drag-Along Sale”). Any Requested IPO Drag-Along Sale Notice shall identify the maximum amount of Registrable Securities required to be sold in such Initial Public Offering by each Holder, which maximum amount shall not exceed 15% of the Common Stock held by each Holder and required to be sold (inclusive of shares subject to a customary overallotment option granted to the underwriters), subject to Section 3(c) and subject to any adjustment to be implemented pursuant to Section 4, which adjustment shall not increase such percentage above 15% (in each case, inclusive of shares subject to a customary over-allotment option granted to the underwriters) (the “IPO Drag-Along Percentage”). Any Requested IPO Drag-Along Sale Notice shall terminate and be of no further force and effect if the offering price of the Registrable Securities in such IPO Drag-Along Sale does not equate to a total equity value of the Company of at least $1.5 billion. Any Requested IPO Drag-Along Sale Notice shall be irrevocable once delivered to the Company.

(b) If the IPO Requesting Holders deliver the IPO Drag-Along Sale Notice, each Holder including, for avoidance of doubt, each of the IPO Requesting Holders, but expressly excluding any employee of the Company who is employed by the Company on the date of the Requested IPO Drag-Along Sale Notice (each Holder, a “IPO Dragged Holder”) shall (A) sell in the Initial Public Offering Registrable Securities equal to (subject to increase or reduction as provided in Section 3(c) and subject to exercise of the over-allotment option) (i) the IPO Drag-Along Percentage times (ii) the number of Registrable Securities held by such Holder, in each case at the price determined pursuant to Section 4 and in accordance with other provisions of this Section 3; and (B) otherwise take all other actions reasonably necessary or desirable to consummate the IPO Drag-Along Sale and the Initial Public Offering; provided that this clause (B) shall not obligate any IPO Dragged Holder to enter into any lockup or restriction on Transfers other than as specifically provided in this Agreement or incur costs or liabilities

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other than as specifically provided in this Agreement, including Section 13 and Section 14. The Company shall provide notice of an IPO Drag-Along Sale to each IPO Dragged Holder (a “IPO Drag-Along Sale Notice”) not later than ten (10) Business Days prior to the scheduled launch of marketing of the proposed Initial Public Offering. The IPO Drag-Along Sale Notice shall (i) identify the IPO Drag-Along Percentage, (ii) notify the IPO Dragged Holders (x) of any Required Information that such IPO Dragged Holder is required to provide in connection with the IPO Drag-Along Sale and (y) that, subject to Section 3(c), each IPO Dragged Holder may sell in the Initial Public Offering a number of Registrable Securities which represents a percentage of the Registrable Securities held by such IPO Dragged Holder that is (i) equal to the IPO Drag-Along Percentage and an additional number that is greater than the IPO Drag-Along Percentage (any such Registrable Securities pursuant to this clause (i) in addition to the IPO Drag-Along Percentage, “Incremental Shares”), (ii) equal to the IPO Drag-Along Percentage without any reduction to such sales resulting from sales by other IPO Dragged Holders or (iii) equal to the Diluted IPO Drag-Along Percentage, in each case at the same price as the price in the IPO Drag-Along Sale. Each IPO Dragged Holder shall be required to participate in the IPO Drag-Along Sale on the terms and conditions set forth in the IPO Drag-Along Sale Notice, so long as the offering price of the Registrable Securities in such IPO Drag-Along Sale equates to a total equity value of the Company of not less than $1.5 billion, on the terms and conditions set forth in the IPO Drag-Along Sale Notice.

(c) Each IPO Dragged Holder shall provide notice to the Company (an “Incremental Share Notice”) not later than seven (7) Business Days after receipt of the IPO Drag-Along Sale Notice, which notice shall specify one (but only one) of the following three options with respect to such IPO Dragged Holder’s Registrable Securities: (x) such IPO Dragged Holder desires to sell the IPO Drag-Along Percentage and a greater fixed percentage of its Registrable Securities above the IPO Drag-Along Percentage (and specify the percentage desired to be sold), (y) such IPO Dragged Holder desires to sell the IPO Drag-Along Percentage of its Registrable Securities without any reduction to such sales resulting from sales by other IPO Dragged Holders or (z) such IPO Dragged Holder is willing to have the Registrable Securities sold by it reduced (down to zero, if applicable) by the sales of Incremental Shares being sold in the Initial Public Offering (such Registrable Securities, the “IPO Drag-Along Shares”). The Registrable Securities to be sold in the Initial Public Offering shall be sold as follows: (i) first, all of the Registrable Securities requested to be sold pursuant to clause (y) of the preceding sentence and the IPO Drag-Along Percentage of the Registrable Securities held by Holders that elected to sell Incremental Shares pursuant to clause (x) of the preceding sentence; (ii) second, all of the Incremental Shares requested to be sold pursuant to the Incremental Share Notices in excess of those to be sold pursuant to clause (i); and (iii) third, the percentage of Registrable Securities to be sold by the remaining IPO Dragged Holders (such percentage, the “Diluted Drag-Along Percentage”), which shall be determined by deducting the number of the Registrable Securities sold pursuant to clauses first and second above from the IPO Sale Amount, applying such reduction pro rata to the IPO Drag-Along Percentage for the Registrable Securities of the remaining IPO Dragged Holders subject to the IPO Drag-Along Notice and then selling the Registrable Securities (if any) subject to such Diluted IPO Drag-Along Percentage. For the avoidance of doubt, whether or not an IPO Dragged Holder elects to give an Incremental Share Notice or sells any Incremental Shares, such IPO Dragged Holder shall nonetheless be obligated to sell the percentage of such Holder’s Registrable Securities pursuant to the IPO Drag-Along Sale as set forth in Section 3(b) (as reduced, to the extent applicable, by the immediately

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preceding sentence). If an IPO Dragged Holder does not give a notice pursuant to this Section 3(c), then such IPO Dragged Holder shall be deemed to have requested to sell Registrable Securities pursuant to clause (y) of the first sentence of this Section 3(c).

(d) If the managing underwriters for such IPO Drag-Along Sale advise the Company and the IPO Dragged Holders that the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such IPO Drag-Along Sale exceeds the number of Registrable Securities and other securities, if any, which can be sold in an orderly manner in such offering within a price range required pursuant to Section 3, the Company shall include in such IPO Drag-Along Sale the number of Registrable Securities which can be so sold in the following order of priority: (i) first, the Registrable Securities requested to be included in such IPO Drag-Along Sale in clause (y) of the first sentence of Section 3(c) and the IPO Drag-Along Percentage of the Registrable Securities held by Holders that elected to sell Incremental Shares pursuant to clause (x) of the first sentence of Section 3(c), (ii) second, the Incremental Shares requested to be included in such IPO Drag-Along Sale in clause (x) of the first sentence of Section 3(c), pro rata among the respective IPO Dragged Holders of such Incremental Shares on the basis of the number of Registrable Securities requested to be included therein by each such IPO Dragged Holder, (iii) third, the securities the Company proposes to sell, if any third and (iv) fourth, the Registrable Securities requested to be included in such IPO Drag-Along Sale in clause (z) of the first sentence of Section 3(c), pro rata among the respective IPO Dragged Holders of such Registrable Securities on the basis of the number of Registrable Securities requested to be included therein by each such IPO Dragged Holder.

(e) Each IPO Dragged Holder shall deliver, within three (3) Business Days after receipt of the IPO Drag-Along Sale Notice, the Required Information with respect to such IPO Dragged Holder.

(f) If the offering price of the Registrable Securities in such IPO Drag-Along Sale does not equate to a total equity value of the Company of at least $1.5 billion, the Company shall return to each of the IPO Dragged Holders the limited power-of-attorney and all certificates, if any, that such IPO Dragged Holders have delivered for transfer pursuant hereto, together with any other documents in the possession of the Company executed by the IPO Dragged Holders in connection with the proposed IPO Drag-Along Sale. Subject to compliance with the immediately preceding sentence, neither the Company (or its managers or officers) nor any IPO Requesting Holder shall have any liability to any Holder if an IPO Drag-Along Sale or an Initial Public Offering is not consummated for any reason.

(g) The provisions of this Section 3 shall not be deemed to impose any restrictions on transfer until the date that is seven days prior to the pricing of the proposed Initial Public Offering and any such restrictions shall terminate if the Initial Public Offering is not consummated.

(h) The Company and the IPO Dragged Holders agree that no IPO Dragged Holder (including any IPO Requesting Holder) that complies with the provisions of this Section 3 shall be required to pay any underwriting spread to any underwriter in the Initial Public Offering implemented pursuant to the IPO Drag-Along Sale and that the Company will pay such underwriters a commission in lieu of such underwriting spread in connection with the Initial Public Offering implemented pursuant to the IPO Drag-Along Sale.

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(i) In the event that an over-allotment option is granted to the underwriters of an Initial Public Offering and such over-allotment option expires and has not been exercised in full in accordance with its terms or less than all the IPO Drag-Along Shares or Incremental Shares are sold in an Initial Public Offering as a result of Section 3(c), the Company shall be obligated to promptly return to each of the IPO Dragged Holders all certificates, if any, representing such Registrable Securities and any applicable transfer instruments in respect thereof that such IPO Dragged Holders have delivered for transfer pursuant hereto with respect to the portion of such IPO Dragged Holder’s IPO Drag-Along Shares or Incremental Shares that remain unsold as a result thereof.

4. Drag Adjustments and Pricing. Each of (i) the sale price for the Registrable Securities to be offered in connection with the Initial Public Offering implemented pursuant to the IPO Drag-Along Sale, (ii) the selection of investment banker(s) and manager(s) to administer the offering (which shall consist of one or more reputable nationally recognized investment banks) and (iii) any revision to the IPO Drag-Along Percentage from the amount specified in the Requested IPO Drag-Along Sale Notice, which revision may not cause the IPO Drag-Along Percentage to exceed 15% of the Common Stock held by each Holder (inclusive of shares subject to a customary overallotment option granted to the underwriters), shall be determined by the Board.

5. Power of Attorney.

(a) In order to enforce Section 3 and Section 4, each Holder hereby grants this irrevocable power of attorney to the Company to sell the IPO Dragged Holder’s IPO Drag-Along Shares in accordance with the terms of this Agreement in the event that such IPO Dragged Holder fails to act in accordance with its obligations pursuant to Section 3 and Section 4.

(b) In connection with the foregoing, each undersigned Holder hereby irrevocably appoints the Company or its substitute under Section 5(e), with full power of substitution, the attorney-in-fact (the “Attorney-in-Fact”) of the undersigned, and agrees that the Attorney-in-Fact may also act as attorney-in-fact for other IPO Dragged Holders, with full power and authority in the name of, and for and on behalf of, the undersigned:

(i) to do all things necessary, subject to the terms of this Agreement, to sell to the underwriters up to the IPO Drag-Along Shares;

(ii) for the purpose of effecting such sale, to negotiate, execute, deliver and perform the undersigned’s obligations under an underwriting agreement (the “Underwriting Agreement”) among the Company, the IPO Dragged Holders and representatives of the several underwriters, subject to the terms of this Agreement, including but not limited to Section 14, as may be approved in the sole discretion of the Attorney-in-Fact, such approval to be conclusively evidenced by the execution and delivery of the Underwriting Agreement by the Attorney-in-Fact;

(iii) for the purpose of effecting such sale, to negotiate, execute, deliver and perform the undersigned’s obligations under a custody agreement (the “Custody

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Agreement”) pursuant to which up to the IPO Drag-Along Shares will continue to be deposited in book-entry form with Computershare, Ltd. or any successor transfer agent, who will hold such IPO Drag-Along Shares, as custodian (the “Custodian”) under the Custody Agreement, as may be approved in the sole discretion of the Attorney-in-Fact, such approval to be conclusively evidenced by the execution and delivery of the Custody Agreement by the Attorney-in-Fact;

(iv) subject to the terms of this Agreement, to execute and deliver any amendments, modifications or supplements to the Underwriting Agreement and the Custody Agreement or to amend, modify or supplement any of the terms thereof including, without limitation, the terms of the offering; provided, however that no such amendment shall increase the number of the Registrable Securities to be sold by the undersigned to more than the IPO Drag-Along Shares in the aggregate;

(v) subject to the terms of this Agreement, to give such orders and instructions to the Custodian or any other person as the Attorney-in-Fact may determine, including, without limitation, orders or instructions for the following: (i) the transfer on the books of the Company of the IPO Drag-Along Shares in order to effect their sale (including the names in which the IPO Drag-Along Shares are to be issued in book-entry form and the denominations thereof), (ii) the purchase of any transfer tax stamps necessary in connection with the transfer of the IPO Drag-Along Shares, (iii) the delivery to or for the account of the Underwriters of the IPO Drag-Along Shares in book entry form against receipt by the Custodian of the purchase price therefor, (iv) the payment by the Custodian out of the proceeds of any sale of the IPO Drag-Along Shares to the Underwriters of all expenses as are to be borne by the undersigned in accordance with the terms of the Underwriting Agreement, (v) the remittance by the Custodian of the net balance of the proceeds from any sale of the IPO Drag-Along Shares to be sold in accordance with the payment instructions set forth in the Custody Agreement or such other instructions as the Attorney-in-Fact may, upon the instructions of the undersigned, have given to the Custodian in accordance with the Custody Agreement, and (vi) the return to the undersigned of the IPO Drag-Along Shares, if any, represented in book entry form deposited with the Custodian which are in excess of the number of IPO Drag-Along Shares sold by the undersigned to the Underwriters as specified in the Underwriting Agreement and to be sold at any subsequent time of delivery;

(vi) subject to the terms of this Agreement, to arrange for, prepare or cause to be prepared the Registration Statement and all amendments and supplements thereto and take all actions as may be necessary or deemed to be advisable by the Attorney-in-Fact with respect to the Registration Statement and all amendments and supplements thereto, including, without limitation, the execution, acknowledgment and delivery of all such certificates, powers, reports, assurances, documents, letters and consents, as may be necessary or deemed to be advisable by the Attorney-in-Fact or any of them in connection therewith, and execute, acknowledge and deliver any and all certificates, powers, assurances, reports, documents, letters and consents to the Commission, appropriate authorities of states or other jurisdictions, the Underwriters or legal counsel, which may be required or appropriate in connection with the registration of the IPO Drag-Along Shares under the Securities Act or the securities or blue sky laws of the various states and jurisdictions or to facilitate sales of the IPO Drag-Along Shares; and to join the Company in withdrawing the Registration Statement if the Company should desire to withdraw such registration;

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(vii) to retain legal counsel in connection with any and all matters referred to herein (which counsel may, but need not be, counsel for the Company);

(viii) subject to the terms of this Agreement, to agree upon the allocation and to arrange payment therefor of the expenses of the Initial Public Offering (including, without limitation, the fees and expenses of the Custodian and the fees and expenses of counsel referred to above) between and among the Company and the IPO Dragged Holders, including the undersigned;

(ix) to endorse (in blank or otherwise) on behalf of the undersigned a stock power or powers; and

(x) subject to the terms of this Agreement, to make, execute, acknowledge and deliver all other contracts, orders, receipts, notices, requests, instructions, certificates, letters and other writings, including communications to the Commission (including a request or requests for acceleration of the effective date of the Registration Statement) and state securities law authorities, any amendments to the Underwriting Agreement, the Custody Agreement or any agreement with the Company with regard to expenses, and certificates and other documents required to be delivered by or on behalf of the undersigned pursuant to the Underwriting Agreement or the Custody Agreement, and specifically to execute on behalf of the undersigned stock powers and transfer instructions relating to the IPO Drag-Along Shares to be sold by the undersigned, and in general to do all things and to take all action which the Attorney-in-Fact may consider necessary or proper in connection with, or to carry out and comply with, all terms and conditions of the Underwriting Agreement and the Custody Agreement and the aforesaid sale of IPO Drag-Along Shares to the Underwriters.

(c) For the avoidance of doubt, this Section 5 does not confer any authority to the Attorney-in-Fact (i) to waive, amend or modify any rights or benefits granted to any Holder pursuant to the terms of this Agreement or any other term of this Agreement or (ii) to take any action inconsistent with any such rights or benefits.

(d) This Power of Attorney and all authority conferred hereby are granted and conferred subject to the interests of the Underwriters and the other IPO Dragged Holders; and, in consideration of those interests and for the purpose of completing the transactions contemplated by the Underwriting Agreement and this Power of Attorney, this Power of Attorney and all authority conferred hereby, to the extent enforceable by law, shall be deemed an agency coupled with an interest and be irrevocable and not subject to termination by the undersigned or by operation of law, whether by the death or incapacity of the undersigned or any executor or trustee or the termination of any estate or trust or by the dissolution or liquidation of any entity or by the occurrence of any other event, and the obligations of the undersigned under the Underwriting Agreement similarly are not to be subject to termination. If any such individual or any such executor or trustee should die or become incapacitated or if any such estate or trust should be terminated or if any such entity should be dissolved or liquidated or if any other such event should occur before the delivery of the IPO Drag-Along Shares to be sold by the undersigned under the Underwriting Agreement, the IPO Drag-Along Shares shall be delivered by or on behalf of the undersigned in accordance with the terms and conditions of the Underwriting Agreement and the Custody Agreement and all other actions required to be taken

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under the Underwriting Agreement or the Custody Agreement shall be taken, and actions taken by the Attorney-in-Fact pursuant to this Power of Attorney and by the Custodian under the Custody Agreement shall be as valid as if such death, incapacity, termination, dissolution, liquidation or other event had not occurred, regardless of whether or not the Custodian or the Attorney-in-Fact shall have received notice of such death, incapacity, termination, dissolution, liquidation or other event.

(e) The undersigned ratifies that the Attorney-in-Fact shall have full power to make and substitute any person in the place and stead of the Attorney-in-Fact, and hereby ratifies and confirms all that each Attorney-in-Fact or substitute or substitutes shall do by virtue of these presents.

(f) The Attorney-in-Fact shall be entitled to act and rely upon any statement, request, notice or instructions respecting this Power of Attorney given to it by the undersigned, not only as to the authorization, validity and effectiveness thereof, but also as to the truth and acceptability of any information therein contained.

6. Shelf Registrations.

(a) Filing. As soon as the Company is required to file reports under Section 13 or Section 15(d) of the Exchange Act, the Company shall commence using its commercially reasonable efforts to file a Registration Statement for a Shelf Registration on Form S-1 covering the resale of the Registrable Securities on a delayed or continuous basis (the “Form S-1 Shelf”). The Company shall use commercially reasonable efforts to cause the Form S-1 Shelf to become effective as soon as practicable after such filing. The Company shall give written notice of the filing of the Registration Statement at least 15 days prior to filing the Registration Statement to all Holders of Registrable Securities (the “Registration Notice”) and shall include in such Registration Statement all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 20 days after delivery of the Registration Notice. The Company shall maintain the Shelf in accordance with the terms hereof. The Company shall use its commercially reasonable efforts to convert the Form S-1 Shelf (and any Follow-On Shelf) to a Registration Statement for a Shelf Registration on Form S-3 (the “Form S-3 Shelf,” and together with the Form S-1 Shelf (and any Follow-On Shelf), the “Shelf”) as soon as practicable after the Company is eligible to use Form S-3.

(b) Requests for Underwritten Shelf Takedowns. At any time and from time to time after the Shelf has been declared effective by the Commission, any Demand Holder or Second Demand Holder may request to sell all or any portion of their Registrable Securities in an underwritten offering that is registered pursuant to the Shelf (each, an “Underwritten Shelf Takedown”); provided that in the case of each such Underwritten Shelf Takedown such Demand Holders or Second Demand Holder will be entitled to make such demand only if the total offering price of the Registrable Securities to be sold in such offering (including piggyback shares and before deduction of underwriting discounts) is reasonably expected to exceed, in the aggregate, $100 million.

(c) Demand Notices. All requests for Underwritten Shelf Takedowns shall be made by giving written notice to the Company (the “Demand Shelf Takedown Notice”). Each

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Demand Shelf Takedown Notice shall specify the approximate number of Registrable Securities proposed to be sold in the Underwritten Shelf Takedown and the expected price range of such Underwritten Shelf Takedown. Within five Business Days after receipt of any Demand Shelf Takedown Notice, the Company shall give written notice of such requested Underwritten Shelf Takedown to all other Holders of Registrable Securities (the “Company Shelf Takedown Notice”) and, subject to the provisions of Section 6(d), shall include in such Underwritten Shelf Takedown all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 10 Business Days after sending the Company Shelf Takedown Notice.

(d) Priority on Underwritten Shelf Takedowns. If the managing underwriters for such Underwritten Shelf Takedown advise the Company that the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such Underwritten Shelf Takedown exceeds the number of Registrable Securities and other securities, if any, which can be sold in an orderly manner in such offering within a price range acceptable to the Holders of a majority of the Registrable Securities requested to be included in the Underwritten Shelf Takedown, the Company shall include in such Underwritten Shelf Takedown the number of Registrable Securities which can be so sold in the following order of priority: (i) first, the First Priority Registrable Securities requested to be included in such Underwritten Shelf Takedown by the 5% Requesting Holders, pro rata among such 5% Requesting Holders holding First Priority Registrable Securities on the basis of the total number of shares of Common Stock owned by each such 5% Requesting Holder immediately prior to such offering; (ii) second, all Registrable Securities of all other Holders requested to be included in such Underwritten Shelf Takedown and all Second Priority Registrable Securities requested to be included in such Underwritten Shelf Takedown by the 5% Requesting Holders, pro rata among all such Holders on the basis of the number of shares of Common Stock owned by each such Holder after taking into account sales in the offering of the First Priority Registrable Securities; and (iii) third, the securities the Company proposes to sell.

(e) Restrictions on Underwritten Shelf Takedowns. The Company shall not be obligated to effect more than three Underwritten Shelf Takedowns during any period of 12 consecutive months and shall not be obligated to effect an Underwritten Shelf Takedown within 90 days after the pricing of a previous Underwritten Shelf Takedown.

(f) Selection of Underwriters. The Holders of a majority of the Registrable Securities requested to be included in an Underwritten Shelf Takedown shall have the right to select the investment banker(s) and manager(s) to administer the offering (which shall consist of one or more reputable nationally recognized investment banks), subject to the Company’s prior approval which shall not be unreasonably withheld, conditioned or delayed.

(g) Automatic Shelf Registration. Further, upon the Company becoming a Well-Known Seasoned Issuer, (i) the Company shall give written notice to all of the Holders as promptly as practicable but in no event later than ten days thereafter, and such notice shall describe, in reasonable detail, the basis on which the Company has become a Well-Known Seasoned Issuer, and (ii) the Company shall, as promptly as practicable, register, under an Automatic Shelf Registration Statement, the sale of all of the Registrable Securities in accordance with the terms of this Agreement. The Company shall use its commercially

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reasonable efforts to file such Automatic Shelf Registration Statement as promptly as practicable, but in no event later than 30 days after it becomes a Well-Known Seasoned Issuer, and to cause such Automatic Shelf Registration Statement to remain effective thereafter until there are no longer any Registrable Securities. The Company shall give written notice of filing such Registration Statement to all of the Holders as promptly as practicable thereafter. At any time after the filing of an Automatic Shelf Registration Statement by the Company, if the Company is no longer a Well-Known Seasoned Issuer (the “Determination Date”), (A) within ten days after such Determination Date, the Company shall give written notice thereof to all of the Holders and (B) within 30 days after such Determination Date, the Company shall file a Registration Statement on an appropriate form (or a post effective amendment converting the Automatic Shelf Registration Statement to an appropriate form) covering all of the Registrable Securities, and use commercially reasonable efforts to have such Registration Statement declared effective as promptly as practicable (but in no event more than 30 days) after the date the Automatic Shelf Registration Statement is no longer useable by the Holders to sell their Registrable Securities.

(h) Additional Selling Stockholders and Additional Registrable Securities.

(i) If the Company is not a Well-Known Seasoned Issuer, within 45 days after a written request by any Demand Holder or Second Demand Holder to register for resale any additional Registrable Securities owned by such Demand Holders or Second Demand Holder, the Company shall file a Registration Statement substantially similar to the Shelf then effective, if any (each, a “Follow-On Shelf”), to register for resale such Registrable Securities. The Company shall give written notice of the filing of the Follow-On Shelf at least 15 days prior to filing the Follow-On Shelf to all Holders of Registrable Securities (the “Follow-On Registration Notice”) and shall include in such Follow-On Shelf all Registrable Securities with respect to which the Company has received written requests for inclusion therein within ten days after sending the Follow-On Registration Notice. Notwithstanding the foregoing, the Company shall not be required to file a Follow-On Shelf (A) if the aggregate amount of Registrable Securities requested to be registered on such Follow-On Shelf by all Holders that have not yet been registered represent less than 5% of the then outstanding Common Stock or (B) if the Company is not then eligible for use of Form S-3 for secondary offerings and the Company has filed a Follow-On Shelf in the prior 180 days. The Company shall use commercially reasonable efforts to cause such Follow-On Shelf to be declared effective as promptly as practicable and in any event within 90 days of filing such Follow-On Shelf. Any Registrable Securities requested to be registered pursuant to this Section 6(h)(i) that have not been registered on a Shelf or pursuant to Section 7 at the time the Follow-On Shelf is filed shall be registered pursuant to such Follow-On Shelf.

(ii) If the Company is a Well-Known Seasoned Issuer, within ten Business Days after a written request by one or more Holders of Registrable Securities to register for resale any additional Registrable Securities owned by such Holders, the Company shall make all necessary filings to include such Registrable Securities in the Automatic Shelf Registration Statement filed pursuant to Section 6(g).

(iii) If a Form S-3 Shelf or Automatic Shelf Registration Statement is effective, within five Business Days after written request therefor by a Holder of Registrable

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Securities, the Company shall file a prospectus supplement or current report on Form 8-K to add such Holder as a selling stockholder in such Form S-3 Shelf or Automatic Shelf Registration Statement to the extent permitted under the rules and regulations promulgated by the Commission.

(i) Other Registration Rights. Except as expressly contemplated by the Restructuring Documents, the Company represents and warrants that it is not a party to, or otherwise subject to, any other agreement granting registration rights to any other Person with respect to any securities of the Company, including securities convertible, exercisable or exchangeable into or for shares of any equity securities of the Company.

7. Piggyback Takedowns.

(a) Right to Piggyback. Whenever the Company proposes to register any of its securities (whether or not following a request by a holder of Common Stock) (a “Piggyback Registration”), or proposes to offer any Common Stock pursuant to a registration statement in an Underwritten Offering of Common Stock under the Securities Act (whether or not following a request by a holder of Common Stock) (together with a Piggyback Registration, a “Piggyback Takedown”), the Company shall give prompt written notice to all Holders of Registrable Securities of its intention to effect such Piggyback Takedown. In the case of a Piggyback Takedown that is an Underwritten Offering under a Shelf Registration, such notice shall be given not less than ten Business Days prior to the expected date of commencement of marketing efforts for such Piggyback Takedown. In the case of a Piggyback Takedown that is an Underwritten Offering under a Registration Statement that is not a Shelf Registration, such notice shall be given not less than ten Business Days prior to the expected date of filing of such Registration Statement. The Company shall, subject to the provisions of Section 7(b) and Section 7(c), include in such Piggyback Takedown, as applicable, all Registrable Securities with respect to which the Company has received written requests for inclusion therein within five Business Days after sending the Company’s notice. Notwithstanding anything to the contrary contained herein, (i) the Company may determine not to proceed with any Piggyback Takedown upon written notice to the Holders of Registrable Securities requesting to include their Registrable Securities in such Piggyback Takedown, and (ii) any Holder of Registrable Securities may withdraw its request for inclusion in such Piggyback Takedown by giving written notice to the Company; provided, however, that the withdrawal shall be irrevocable and after making the withdrawal, a Holder shall no longer have any right to include its Registrable Securities in that Piggyback Takedown.

(b) Priority on Primary Piggyback Takedowns. If a Piggyback Takedown is an underwritten primary registration initiated by the Company, and the managing underwriters for a Piggyback Takedown advise the Company that the number of securities requested to be included in such Piggyback Takedown exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the Company, the Company shall include in such Piggyback Takedown the number which can be so sold in the following order of priority: (i) first, the securities the Company proposes to sell; (ii) second, the Registrable Securities requested to be included in such Piggyback Takedown (pro rata among the Holders of such Registrable Securities on the basis of the number of shares of Common Stock owned by each such Holder); and (iii) third, other securities requested to be included in such Piggyback Takedown.

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(c) Priority on Piggyback Takedowns Initiated by Non-Holders. If a Piggyback Takedown is an underwritten secondary registration requested by and filed on behalf of holders of the Company’s securities other than any Holder of Registrable Securities hereunder (“Other Holders”) and the managing underwriters advise the Company that the number of securities requested to be included in such Piggyback Takedown exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the Other Holders, the Company shall include in such registration the number which can be so sold in the following order of priority: (i) first, the Registrable Securities requested to be included in such registration (pro rata among the holders of any such securities and Registrable Securities on the basis of the number of securities and Registrable Securities owned by each such holder); (ii) second, the securities requested to be included therein by the Other Holders requesting such registration (pro rata among the holders of any such securities on the basis of the number of securities owned by each such holder); and (iii) third, other securities requested to be included in such registration.

(d) Selection of Underwriters. If any Piggyback Takedown is an underwritten offering, the Company will have the sole right to select the investment banker(s) and manager(s) for the offering.

8. Suspension Period.

(a) Suspension Period. Notwithstanding any provision of this Agreement to the contrary, if the Board determines in good faith that the registration and distribution of Registrable Securities (i) would reasonably be expected to materially impede, delay or interfere with, or require premature disclosure of, any material financing, offering, acquisition, merger, corporate reorganization, segment reclassification or discontinuance of operations that is required to be reflected in pro forma or restated financial statements that amends historical financial statement of the Company, or other significant transaction or any negotiations, discussions or pending proposals with respect thereto, involving the Company or any of its subsidiaries, or (ii) would require disclosure of non-public material information, the disclosure of which would reasonably be expected to materially and adversely affect the Company, the Company shall be entitled to suspend, for a reasonable period of time (each, a “Suspension Period”), the use of any Registration Statement or Prospectus and shall not be required to amend or supplement the Registration Statement, any related Prospectus or any document incorporated therein by reference. The Company shall use its good faith efforts to amend the Registration Statement and/or Prospectus to correct such untrue statement or omission as soon as reasonably practicable unless such amendment would reasonably be expected to have a material adverse effect on any proposal or plan of the Company to effect a merger, acquisition, disposition, financing, reorganization, recapitalization or similar transaction, in each case that is material to the Company. The Company promptly will give written notice of any such Suspension Period to each Person that has securities registered on a Registration Statement filed hereunder.

(b) Limitations on Suspension Periods. Notwithstanding anything contained in this Section 8 to the contrary, the Company shall not be entitled to more than three Suspension Periods in any 12-month period, and in no event shall the number of days included in all Suspension Periods during any consecutive 12-month period exceed 120 days in the aggregate.

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9. Holdback Agreements.

(a) Holders of Registrable Securities. In connection with any Underwritten Offering or other underwritten public offering of equity securities by the Company, no Holder of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, shall effect any public sale or distribution (including sales pursuant to Rule 144) of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, without prior written consent from the Company, (A) in the case of an Initial Public Offering, during the seven days prior to and the 180-day period beginning on the date of the pricing of the Initial Public Offering or (B) solely with respect to any Holder participating in such Shelf Takedown or other underwritten public offering, during the seven days prior to and the 90-day period beginning on the date of pricing of such Shelf Takedown or other underwritten public offering (the “Lock-Up Period”), except as part of the Underwritten Offering, and (i) unless the underwriters managing the Underwritten Offering or other underwritten public equity offering by the Company otherwise agree by written consent and (ii) only if such Lock-Up Period (or a longer period) is applicable on substantially similar terms to the Company and the executive officers and directors of the Company; provided that nothing herein will prevent any Holder that is a partnership, corporation, limited liability company or other entity from making a distribution of Registrable Securities to the partners, stockholders, members or owners of interests thereof or a transfer to an Affiliate that is otherwise in compliance with the applicable securities laws, so long as such distributees or transferees agree to be bound by the restrictions set forth in this Section 9(a). Each Holder agrees to execute a lock-up agreement in favor of the Company’s underwriters to such effect (in each case on substantially the same terms and conditions as all Holders) and, in any event, that the Company’s underwriters in any relevant Underwritten Offering or other underwritten public offering shall be third party beneficiaries of this Section 9(a).

(b) The Company. In connection with any Underwritten Offering, the Company shall not effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities (except pursuant to registrations on Form S-8 or Form S-4 under the Securities Act), during the seven days prior to and the 90-day period beginning on the date of pricing of such Underwritten Offering.

10. Company Undertakings.

Whenever Registrable Securities are registered pursuant to this Agreement, the Company shall use its commercially reasonable efforts to effect the registration and the sale of such Registrable Securities as soon as reasonably practicable in accordance with the intended method of disposition thereof, and pursuant thereto the Company shall as expeditiously as possible:

(a) before filing a Registration Statement or Prospectus or any amendments or supplements thereto, at the Company’s expense, furnish to the Holders whose securities are covered by the Registration Statement copies of all such documents, other than documents that

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are incorporated by reference, proposed to be filed and such other documents reasonably requested by such Holders, which documents shall be subject to the review and comment of the counsel to such Holders;

(b) notify each Holder of Registrable Securities of the effectiveness of each Registration Statement and prepare and file with the Commission such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for a period ending on the date on which all Registrable Securities have been sold under such Registration Statement or have otherwise ceased to be Registrable Securities, and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement;

(c) furnish to each seller of Registrable Securities, and the managing underwriters, without charge, such number of copies of the applicable Registration Statement, each amendment and supplement thereto, the Prospectus included in such Registration Statement (including each preliminary Prospectus, final Prospectus, and any other Prospectus (including any Prospectus filed under Rule 424, Rule 430A or Rule 430B promulgated under the Securities Act and any “issuer free writing prospectus” as such term is defined under Rule 433 promulgated under the Securities Act)), all exhibits and other documents filed therewith and such other documents as such seller or such managing underwriters may reasonably request including in order to facilitate the disposition of the Registrable Securities owned by such seller, and upon request, a copy of any and all transmittal letters or other correspondence to or received from, the Commission or any other governmental authority relating to such offer;

(d) use its commercially reasonable efforts (i) to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests, (ii) to keep such registration or qualification in effect for so long as such Registration Statement remains in effect, and (iii) to do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company shall not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subsection, (B) subject itself to taxation in any such jurisdiction or (C) consent to general service of process in any such jurisdiction);

(e) notify each seller of such Registrable Securities, Counsel to the Holders and the managing underwriters: (i) at any time when a Prospectus relating to the applicable Registration Statement is required to be delivered under the Securities Act, (A) upon discovery that, or upon the happening of any event as a result of which, such Registration Statement, or the Prospectus or Free Writing Prospectus relating to such Registration Statement, or any document incorporated or deemed to be incorporated therein by reference contains an untrue statement of a material fact or omits any fact necessary to make the statements in the Registration Statement or the Prospectus or Free Writing Prospectus relating thereto not misleading or otherwise requires the making of any changes in such Registration Statement, Prospectus, Free Writing Prospectus or document, and, at the request of any such seller and subject to Section 8(a) hereof, the

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Company shall promptly prepare a supplement or amendment to such Prospectus or Free Writing Prospectus, furnish a reasonable number of copies of such supplement or amendment to each seller of such Registrable Securities, Counsel to the Holders and the managing underwriters and file such supplement or amendment with the Commission so that, as thereafter delivered to the purchasers of such Registrable Securities, such Prospectus or Free Writing Prospectus as so amended or supplemented shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading, (B) as soon as the Company becomes aware of any comments or inquiries by the Commission or any requests by the Commission or any Federal or state governmental authority for amendments or supplements to a Registration Statement or related Prospectus or Free Writing Prospectus covering Registrable Securities or for additional information relating thereto, (C) as soon as the Company becomes aware of the issuance or threatened issuance by the Commission of any stop order suspending or threatening to suspend the effectiveness of a Registration Statement covering the Registrable Securities or (D) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any Registrable Security for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose; and (ii) when each Registration Statement or any amendment thereto has been filed with the Commission and when each Registration Statement or the related Prospectus or Free Writing Prospectus or any Prospectus supplement or any post effective amendment thereto has become effective.

(f) use its commercially reasonable efforts to cause all such Registrable Securities (i) if the Common Stock is then listed on a securities exchange or included for quotation in a recognized trading market, to continue to be so listed or included, (ii) if the Common Stock is not then listed on a national securities exchange or included for quotation in a recognized trading market, to, as promptly as practicable (subject to the limitations set forth in the Restructuring Documents), and in no event later than the effective date of the Form S-1 Shelf filed pursuant to Section 6(a), be listed on NYSE or another national securities exchange, and (iii) to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of the Registrable Securities;

(g) provide and cause to be maintained a transfer agent and registrar for all such Registrable Securities from and after the effective date of the applicable Registration Statement;

(h) enter into and perform under such customary agreements (including underwriting agreements in customary form, including customary representations and warranties and provisions with respect to indemnification and contribution) and take all such other actions as the Holders of a majority of the Registrable Securities included in such Underwritten Offering or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including effecting a stock split, a combination of shares, or other recapitalization) and provide reasonable cooperation, including causing appropriate officers to attend and participate in “road shows” and analyst or investor presentations and such other selling or other informational meetings organized by the underwriters, if any; provided, that the Company shall have no obligation to participate in “road shows” in connection with any Underwritten Offering in which the total offering price of the Registrable Securities to be sold therein is less than $100 million;

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(i) for a reasonable period prior to the filing of any Registration Statement or the commencement of marketing efforts for a Underwritten Offering, as applicable, pursuant to this Agreement, make available for inspection and copying by any Holder of Registrable Securities, Counsel to the Holders, any underwriter participating in any disposition pursuant to such Registration Statement or Underwritten Offering, as applicable, and any other attorney, accountant or other agent retained by any such Holder or underwriter, all financial and other records and pertinent corporate documents of the Company, and cause the Company’s officers, directors, employees and independent accountants to supply all information and participate in any due diligence sessions reasonably requested by any such Holder, underwriter, attorney, accountant or agent in connection with such Registration Statement or Underwritten Offering, as applicable, provided that recipients of such financial and other records and pertinent corporate documents agree in writing to keep the confidentiality thereof pursuant to a written agreement reasonably acceptable to the Company and the applicable underwriter (which shall contain customary exceptions thereto);

(j) permit any Holder of Registrable Securities, Counsel to the Holders, any underwriter participating in any disposition pursuant to a Registration Statement, and any other attorney, accountant or other agent retained by such Holder of Registrable Securities or underwriter, to participate (including, but not limited to, reviewing, commenting on and attending all meetings) in the preparation of such Registration Statement and any Prospectus supplements relating to a Underwritten Offering, if applicable;

(k) in the event of the issuance or threatened issuance of any stop order suspending the effectiveness of a Registration Statement, or of any order suspending or preventing the use of any related Prospectus or suspending the qualification of any Common Stock included in such Registration Statement for sale in any jurisdiction, the Company shall use its commercially reasonable efforts promptly to (i) prevent the issuance of any such stop order, and in the event of such issuance, to obtain the withdrawal of such order and (ii) obtain the withdrawal of any order suspending or preventing the use of any related Prospectus or Free Writing Prospectus or suspending qualification of any Registrable Securities included in such Registration Statement for sale in any jurisdiction at the earliest practicable date;

(l) in connection with any Underwritten Offering, obtain and furnish to each such Holder of Registrable Securities including Registrable Securities in such Underwritten Offering a signed counterpart of (i) a cold comfort letter from the Company’s independent public accountants and (ii) a legal opinion of counsel to the Company addressed to the relevant underwriters and/or such Holders of Registrable Securities, in each case in customary form and covering such matters of the type customarily covered by such letters as the managing underwriters and/or Holders of a majority of the Registrable Securities included in such Underwritten Offering reasonably request;

(m) with respect to each Free Writing Prospectus or other materials to be included in the Disclosure Package, ensure that no Registrable Securities be sold “by means of” (as defined in Rule 159A(b) promulgated under the Securities Act) such Free Writing Prospectus or other materials without the prior written consent of a majority of the Holders of the Registrable Securities that are being sold pursuant to such Free Writing Prospectus, which Free Writing Prospectuses or other materials shall be subject to the review of Counsel to the Holders; provided, however, the Company shall not be responsible or liable for any breach by a Holder that has not obtained the prior written consent of the Company pursuant to Section 22(n);

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(n) provide a CUSIP number for the Registrable Securities prior to the effective date of the first Registration Statement including Registrable Securities;

(o) promptly notify in writing the Holders, the sales or placement agent, if any, therefor and the managing underwriters of the securities being sold, (i) when such Registration Statement or related Prospectus or Free Writing Prospectus or any Prospectus amendment or supplement or post effective amendment has been filed, and, with respect to any such Registration Statement or any post effective amendment, when the same has become effective and (ii) of any written comments by the Commission and by the blue sky or securities commissioner or regulator of any state with respect thereto;

(p) (i) prepare and file with the Commission such amendments and supplements to each Registration Statement as may be necessary to comply with the provisions of the Securities Act, including post effective amendments to each Registration Statement as may be necessary to keep such Registration Statement continuously effective for the applicable time period required hereunder, and if applicable, file any Registration Statements pursuant to Rule 462(b) promulgated under the Securities Act; (ii) cause the related Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) promulgated under the Securities Act; (iii) comply with the provisions of the Securities Act and the Exchange Act and any applicable securities exchange or other recognized trading market with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement as so amended or in such Prospectus as so supplemented; and (iv) provide additional information related to each Registration Statement as requested by, and obtain any required approval necessary from, the Commission or any Federal or state governmental authority;

(q) cooperate with each Holder of Registrable Securities and each underwriter participating in the disposition of such Registrable Securities and underwriters’ counsel in connection with any filings required to be made with FINRA;

(r) within the deadlines specified by the Securities Act, make all required filing fee payments in respect of any Registration Statement or Prospectus used under this Agreement (and any offering covered thereby);

(s) if requested by any participating Holder of Registrable Securities or the managing underwriters, promptly include in a Prospectus supplement or amendment such information as the Holder or managing underwriters may reasonably request, including in order to permit the intended method of distribution of such securities, and make all required filings of such Prospectus supplement or such amendment as soon as reasonably practicable after the Company has received such request;

(t) in the case of certificated Registrable Securities, cooperate with the participating Holders of Registrable Securities and the managing underwriters to facilitate the

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timely preparation and delivery of certificates (not bearing any legends) representing Registrable Securities to be sold after receiving written representations from each participating Holder that the Registrable Securities represented by the certificates so delivered by such Holder will be transferred in accordance with the Registration Statement, and enable such Registrable Securities to be in such denominations and registered in such names as the Holders or managing underwriters may reasonably request at least two Business Days prior to any sale of Registrable Securities; and

(u) use its commercially reasonable efforts to take all other actions necessary to effect the registration and sale of the Registrable Securities contemplated hereby.

11. Registration Expenses.

All Registration Expenses shall be borne by the Company. For the avoidance of doubt, subject to the proviso in Section 2(c) of this Agreement, all Registration Expenses in connection with any registration initiated as a Demand Registration shall be borne by the Company regardless of whether or not such registration has become effective and whether or not such registration has counted as one of the permitted Long-Form Registrations pursuant to Section 2(c) of this Agreement. All Selling Expenses relating to Registrable Securities registered shall be borne by the selling Holders of such Registrable Securities pro rata on the basis of the number of Registrable Securities sold; provided, however, that the Company and each Holder agrees that if the Holder complies with the provisions of Section 3 such Holder shall not be required to pay any underwriting spread to any underwriter in the Initial Public Offering implemented pursuant to the IPO Demand Registration or IPO Drag-Along Sale and that the Company will pay such underwriters a commission in lieu of such underwriting spread in connection with the Initial Public Offering implemented pursuant to the IPO Demand Registration or IPO Drag-Along Sale; provided further, that the Company and each Holder agrees that if such Holder participates in the first underwritten Demand Registration or Underwritten Shelf Takedown after the Initial Public Offering (or, in the event that the Initial Public Offering does not occur pursuant to an IPO Demand Registration or IPO Drag Along Sale, the first two underwritten Demand Registrations or Underwritten Shelf Takedowns), such Holder shall not be required to pay any underwriting spread to any underwriter in such Demand Registration or Underwritten Shelf Takedown (or Demand Registrations or Underwritten Shelf Takedowns) and that the Company will pay such underwriters a commission in lieu of such underwriting spread in connection with such Demand Registration or Underwritten Shelf Takedown (or Demand Registrations or Underwritten Shelf Takedowns).

12. Hedging Transactions.

(a) The Company agrees that, in connection with any proposed Hedging Transaction, if, in the reasonable judgment of Counsel to the Holders, it is necessary or desirable to have a Registration Statement under the Securities Act cover such Hedging Transaction or sales or transfers (whether short or long) of Registrable Securities in connection therewith, then

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the Company shall use its commercially reasonable efforts to take such actions (which may include the filing of a Prospectus supplement to include additional or changed information that is material or is otherwise required to be disclosed, including a description of such Hedging Transaction, the name of the Hedging Counterparty, identification of the Hedging Counterparty or its Affiliates as underwriters or potential underwriters, if applicable, or any change to the plan of distribution, but shall not include the filing of a post-effective amendment to a Registration Statement) as may reasonably be required to have such Hedging Transaction or sales or transfers of Registrable Securities in connection therewith covered by a Registration Statement under the Securities Act in a manner consistent with the rights and obligations of the Company hereunder.

(b) All Registration Statements in which Holders may include Registrable Securities under this Agreement shall be subject to the provisions of this Section 12. The Hedging Counterparty shall be selected by the Holders of a majority of the Registrable Securities subject to the Hedging Transaction that is proposed to be effected.

(c) If in connection with a Hedging Transaction, a Hedging Counterparty or any Affiliate thereof is (or may be considered) an underwriter or selling stockholder, then it shall be required to provide customary indemnities to the Company regarding the plan of distribution and like matters.

(d) The Company further agrees to include, under the caption “Plan of Distribution” (or the equivalent caption), in each Registration Statement, and any related Prospectus (to the extent such inclusion is permitted under applicable Commission regulations and is consistent with comments received from the Commission during any Commission review of the Registration Statement), language substantially in the form of Schedule I hereto and to include in each Prospectus supplement filed in connection with any proposed Hedging Transaction language mutually agreed upon by the Company, the relevant Holders and the Hedging Counterparty describing such Hedging Transaction.

(e) In connection with a Hedging Transaction, each Hedging Counterparty shall be treated in the same manner as a managing underwriter for purposes of Section 10 of this Agreement.

13. Indemnification; Contribution.

(a) Indemnification by the Company. The Company agrees to indemnify and hold harmless each Holder of Registrable Securities, the Affiliates, directors, officers, employees, members, partners, managers and agents of each such Holder and each Person who controls any such Holder within the meaning of either the Securities Act or the Exchange Act, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities and expenses to which they or any of them may become subject insofar as such losses, claims, damages, liabilities and expenses (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement as originally filed or in any amendment thereof, or the Disclosure Package, or any preliminary, final or summary Prospectus or Free Writing Prospectus included in any such Registration Statement, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact

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required to be stated therein or necessary to make the statements therein not misleading or (ii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any other federal law, any state or foreign securities law, or any rule or regulation promulgated under of the foregoing laws, relating to the offer or sale of the Registrable Securities, and in any such case, the Company agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating, preparing or defending any such loss, claim, damage, liability, action or investigation (whether or not the indemnified party is a party to any proceeding); provided, however, that the Company will not be liable in any case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information relating to such Holder furnished to the Company by or on behalf of any such Holder specifically for inclusion therein, including any notice and questionnaire. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

(b) Indemnification by the Holders. Each Holder severally (and not jointly) agrees to indemnify and hold harmless the Company and each of its Affiliates, directors, employees, members, managers and agents and each Person who controls the Company within the meaning of either the Securities Act or the Exchange Act, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages or liabilities to which they or any of them may become subject insofar as such losses, claims, damages or liabilities arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement as originally filed or in any amendment thereof, or in the Disclosure Package or any Holder Free Writing Prospectus, preliminary, final or summary Prospectus included in any such Registration Statement, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, to the extent, but only to the extent, that any such untrue statement or alleged untrue statement or omission or alleged omission is contained in any written information relating to such Holder furnished to the Company by or on behalf of such Holder specifically for inclusion therein; provided, however, that the total amount to be indemnified by such Holder pursuant to this Section 13(b) shall be limited to the net proceeds (after deducting underwriters’ discounts and commissions) received by such Holder in the offering to which such Registration Statement or Prospectus relates; provided, further, that a Holder shall not be liable in any case to the extent that prior to the filing of any such Registration Statement or Disclosure Package, or any amendment thereof or supplement thereto, each Holder has furnished in writing to the Company, information expressly for use in, and within a reasonable period of time prior to the effectiveness, filing or use of such Registration Statement or Disclosure Package, or any amendment thereof or supplement thereto which corrected or made not misleading information previously provided to the Company. This indemnity agreement will be in addition to any liability which any such Holder may otherwise have.

(c) Conduct of Indemnification Proceedings. Promptly after receipt by an indemnified party under this Section 13 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 13, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under

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Section 13(a) or Section 13(b) above unless and to the extent such action and such failure results in material prejudice to the indemnifying party and forfeiture by the indemnifying party of substantial rights and defenses; and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in Section 13(a) or Section 13(b) above. The indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, except as provided in the next sentence, after notice from the indemnifying party to such indemnified party of its election to so assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal expenses of other counsel or any other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. Notwithstanding the indemnifying party’s rights in the prior sentence, the indemnified party shall have the right to employ one firm of separate counsel (and one local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if:

(i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with an actual or potential conflict of interest;

(ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party;

(iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within 10 days after notice of the institution of such action or such earlier time as may be necessary to pursue appropriate defenses, rights, and remedies; or

(iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party.

No indemnifying party shall, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general circumstances or allegations, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all indemnified parties. An indemnifying party shall not be liable under this Section 13 to any indemnified party regarding any settlement or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent is consented to by such indemnifying party, which consent shall not be unreasonably withheld. No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement or compromise that (x) does not include as an unconditional term thereof the giving by the claimant or plaintiff therein, to such indemnified

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party, of a full and final release from all liability in respect to such claim or litigation or (y) includes a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of such indemnified party.

(d) Contribution.

(i) In the event that the indemnity provided in Section 13(a) or Section 13(b) above is unavailable to or insufficient to hold harmless an indemnified party for any reason, then each applicable indemnifying party agrees to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating, preparing or defending same) (collectively, “Losses”) to which such indemnifying party may be subject in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof) from the offering of the Common Stock. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative fault but also the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party on the one hand or the indemnified party on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(ii) The parties agree that it would not be just and equitable if contribution pursuant to this Section 13(d) were determined by pro rata allocation (even if the Holders of Registrable Securities or any agents or underwriters or all of them were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 13(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this Section 13(d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating, preparing or defending any such action or claim.

(iii) Notwithstanding the provisions of this Section 13(d), no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

(iv) For purposes of this Section 13, each Person who controls any Holder of Registrable Securities, agent or underwriter within the meaning of either the Securities Act or the Exchange Act and each Affiliate, director, officer, employee, member, partner, manager and agent of any such Holder, agent or underwriter shall have the same rights to contribution as such Holder, agent or underwriter, and each Person who controls the Company within the meaning of either the Securities Act or the Exchange Act and each officer and director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this Section 13(d).

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(e) The provisions of this Section 13 will remain in full force and effect, regardless of any investigation made by or on behalf of any Holder of Registrable Securities or the Company or any of the Affiliates, directors, officers, employees, members, partners, managers, agents or controlling Persons referred to in this Section 13 hereof, and will survive the transfer of Registrable Securities.

(f) To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 13 to the fullest extent permitted by law; provided, however, that: (i) no Person involved in the sale of Registrable Securities which Person is guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) in connection with such sale shall be entitled to contribution from any Person involved in such sale of Registrable Securities who was not guilty of fraudulent misrepresentation; and (ii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

14. Participation in Underwritten Offering/Sale of Registrable Securities.

(a) No Person may participate in any Underwritten Offering hereunder unless such Person (i) agrees to enter into an underwriting agreement in customary form and provide the representations and warranties, and indemnities to the underwriters and the Company and to sell such Person’s securities on the basis provided in any such underwriting agreement and (ii) completes and executes all questionnaires, powers of attorney, custody agreements, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements; provided that no Holder of Registrable Securities included in any Underwritten Offering shall be required to make any representations or warranties to the Company or the underwriters (other than representations and warranties regarding (A) such Holder’s ownership of its Registrable Securities to be sold or transferred free and clear of liens, (B) such Holder’s power and authority to effect, and lack of conflicts in effecting, such transfer and (C) such matters pertaining to compliance with securities laws as may be reasonably requested) or to undertake any indemnification obligations to the Company, except as otherwise provided in Section 13(b) hereof, or to the underwriters, except to the extent of the indemnification being given to the Company and its controlling persons in Section 13(b) hereof.

(b) Each Person that has securities registered on a Registration Statement filed hereunder agrees that, upon receipt of any notice contemplated in Section 8(a), such Person will forthwith discontinue the disposition of its Registrable Securities pursuant to the applicable Registration Statement.

15. Rule 144.

With a view to making available to the Holders of Registrable Securities the benefits of Rule 144 promulgated under the Securities Act, the

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Company covenants that it will (a) make available information necessary to comply with Rule 144, if available with respect to resales of the Registrable Securities under the Securities Act, at all times, and (b) take such further action as such Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act (if available with respect to resales of the Registrable Securities), as such rule may be amended from time to time. Upon the reasonable request of any Holder of Registrable Securities, the Company will deliver to such Holder a written statement as to whether it has complied with such information requirements, and, if not, the specific reasons for non-compliance.

16. Private Placement.

Except for Section 9(a), the Company agrees that nothing in this Agreement shall prohibit the Holders, at any time and from time to time, from selling or otherwise transferring Registrable Securities pursuant to a private placement or other transaction which is not registered pursuant to the Securities Act. To the extent requested by a Holder, the Company shall take all reasonable steps to assist and cooperate with such Holder to facilitate such sale or transfer, including providing reasonable due diligence access to potential purchasers.

17. Reporting.

(a) The Company will use its commercially reasonable efforts to become a “voluntary filer” of periodic reports under the Exchange Act by March 31, 2013 without registering the Common Stock on a Form 10 registration statement; provided, that if the Company has a registration statement on file with the Commission and it is diligently pursuing the effectiveness of such registration statement, then the obligation set forth in the first sentence of this Section 17(a) shall be suspended for 90 days. If the Company does not become a “voluntary filer” by March 31, 2013, the Company will post on its website, beginning April 1, 2013 (and including an Annual Report on Form 10-K for the year ended December 31, 2012), the same information (including all periodic reports) and at such times, that it would be required to file if it was subject to Section 15(d) of the Exchange Act.

(b) Notwithstanding the foregoing, as of the Effective Date, the Company shall make publicly available on a website such information, and at such times, as the Company would be required to file pursuant to the reporting requirements of the Exchange Act, including:

(i) Within 45 days after the end of each of the first three fiscal quarters of each fiscal year, quarterly management reports and unaudited financial statements, all in reasonable detail, together with a “Management’s Discussion and Analysis of Financial Condition and Results of Operations” that describes the financial condition and results of operations of Holdings and its consolidated subsidiaries similar to Form 10-Q information;

(ii) Within 90 days after the end of each fiscal year, audited GAAP financial statements all in reasonable detail, together with a “Management’s Discussion and

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Analysis of Financial Condition and Results of Operations” that describes the financial condition and results of operations of Holdings and its consolidated subsidiaries similar to Form 10-K information;

(iii) within five Business Days after the occurrence of an event that would require information about such event to be provided to the Commission on Form 8-K , a current report with such information required to be contained in such a filing with the Commission on Form 8-K; and

(iv) unless otherwise required to be provided to Holders, such reports (i) shall not be required to comply with Section 302 or Section 404 of the Sarbanes-Oxley Act of 2002, or related Items 307 and 308 of Regulation S-K promulgated by the SEC, or Item 10(e) of Regulation S-K (with respect to any non-GAAP financial measures contained therein), in each case, and (ii) will not be required to comply with Item 405 of Regulation S-K promulgated by the SEC.

(c) To the extent not satisfied by the foregoing, the Company agrees that it will furnish to Holders and to securities analysts and prospective investors, upon their request, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act.

18. Street Name Trading. Unless an Initial Public Offering has been consummated, on October 1, 2013, the Company will (i) file a Form 10 registration statement to register the Common Stock under the Exchange Act, (ii) timely apply to list the Common Stock on the New York Stock Exchange or Nasdaq Market and (iii) timely apply for the Common Stock to be made DTC eligible (collectively, the “34 Act Registration Filings”), such ‘34 Act Registration Filings to be effective in each instance, on but not before December 2, 2013; it being understood that at any time prior to such December 2, 2013 date (unless the Company has consummated an Initial Public Offering prior to such date), holders of a majority of the outstanding shares of Common Stock (the “Majority Holders”) may direct the Company to withdraw or delay the effectiveness of all such filings and applications relating to the ‘34 Act Registration Filings and have the Common Stock remain book-entry only. If the Majority Holders direct the Company to withdraw or delay the ‘34 Act Registration Filings, then such Majority Holders shall also determine in such direction a new date for proceeding with the ‘34 Act Registration Filings, at which time the Company will proceed with and diligently pursue the effectiveness of the ‘34 Act Registration Filings unless prior to such new date the Majority Holders determine to further extend the date of filing the ‘34 Act Registration Filings.

19. Confidentiality.

(a) At any time prior to the earlier of: (i) the effectiveness of the ’34 Act Registration Filings or (ii) an Initial Public Offering, at the request of a Holder, the Company will provide Confidential Information to any Holder who has entered into a confidentiality agreement with the Company (a “Transfer Confidentiality Agreement”) substantially in the form attached as Exhibit A and each such Holder shall be permitted to disclose and discuss any Confidential Information with any prospective transferee of Common Stock, other securities of the Company, and loans or debt obligations of the Company or any of its direct or indirect subsidiaries (“Prospective Transferee”), the professional advisors (including, but not limited to,

34

attorneys, accountants, consultants and financial advisors) for such Prospective Transferee or any of its members (such Persons are referred to as “Prospective Transferee Representatives”) provided that (i) neither such Prospective Transferee nor any Prospective Transferee Representative is a competitor of the Company or any of its subsidiaries, as determined in good faith by the Company, and (ii) such Prospective Transferee and each Prospective Transferee Representative has entered into a Transfer Confidentiality Agreement.

(b) The term “Confidential Information” includes (i) all confidential or proprietary information furnished by the Company or any of its representatives after the date hereof, whether oral or written or by visual inspection, and regardless of the manner in which it is furnished and (ii) those portions of analyses, compilations, forecasts, studies, interpretations or other documents prepared by such Holder and its Affiliates and its and their directors, officers, employees, agents, professional advisors (including, but not limited to, attorneys, accountants, consultants and financial advisors), investors, prospective investors and financing sources who (A) need to know the Confidential Information, (B) have been informed of the confidential nature of the Confidential Information and (C) are bound by an obligation of confidentiality to such Holder sufficient to ensure compliance with the terms of this Agreement (such Persons are referred to as the Holder’s “Representatives”), that reflect or are based upon, in whole or part, the information furnished to such Holder or its Representatives. The term “Confidential Information” does not include any information that (A) at the time of disclosure or thereafter is available to or known by the public (other than as a result of its disclosure by such Holder or its Representatives in breach of this Agreement), (B) was available to such Holder or any of its Representatives on a non-confidential basis before disclosure by the Company, (C) becomes available to such Holder or any of its actual Representatives on a non-confidential basis from a Person who, to such Holder’s or its Representatives’ knowledge, is not known by such Holder or its Representatives to be bound by a confidentiality agreement with the Company and is not otherwise prohibited from transmitting the information to any Holder or such Holder’s Representatives or (iv) was independently developed by such Holder or its Representatives without use of the Confidential Information. The Confidential Information shall remain the property of the Company. Except as expressly set forth in this Section 19, no rights to use, license or otherwise exploit the Confidential Information are granted to any Holder or its Representatives, by implication or otherwise, and no Holder shall replicate, decompile or reverse engineer any Confidential Information (except as set forth herein) or make any attempts to do so. No Holder or its Representatives will acquire any rights with respect to the Confidential Information, all of which rights shall remain exclusively with the Company.

20. Transfer of Registration Rights; Registrable Securities.

The rights of a Holder hereunder shall be transferred, assigned, or otherwise conveyed on a pro rata basis in connection with any transfer, assignment, or other conveyance of Registrable Securities, and a holder may transfer, assign or convey Registrable Securities to any transferee or assignee, only if all of the following conditions are satisfied with respect to any such transfer, assignment or conveyance: (a) such transfer or assignment is effected in accordance with applicable securities laws; (b) prior to the Registrable Securities becoming DTC eligible, such transferee or assignee agrees in writing to become subject to the terms of this Agreement by executing a joinder agreement; and (c)

35

the Company is given written notice by such Holder of such transfer or assignment, stating the name and address of the transferee or assignee, identifying the Registrable Securities with respect to which such rights are being transferred or assigned. Upon the transfer of rights and Registrable Securities in accordance with this Section 20, the transferee shall be a Holder for all purposes of this Agreement. Any transfer, assignment or other conveyance of the rights or Registrable Securities of a Holder in breach of this Agreement shall be void and of no effect.

21. Amendment, Modification and Waivers; Further Assurances.

(a) Amendment. This Agreement may be not amended without the consent of the Company and the written consent of holders of at least 66 2/3% of the issued and outstanding Common Stock; provided that no such amendment, action or omission that adversely affects, alters or changes the interests of any Holder shall be effective against such Holder without the prior written consent of such Holder.

(b) Effect of Waiver. No waiver of any terms or conditions of this Agreement shall operate as a waiver of any other breach of such terms and conditions or any other term or condition, nor shall any failure to enforce any provision hereof operate as a waiver of such provision or of any other provision hereof. No written waiver hereunder, unless it by its own terms explicitly provides to the contrary, shall be construed to effect a continuing waiver of the provisions being waived and no such waiver in any instance shall constitute a waiver in any other instance or for any other purpose or impair the right of the party against whom such waiver is claimed in all other instances or for all other purposes to require full compliance with such provision. The failure of any party to enforce any provision of this Agreement shall not be construed as a waiver of such provision and shall not affect the right of such party thereafter to enforce each provision of this Agreement in accordance with its terms.

(c) Further Assurances. Each of the parties hereto shall execute all such further instruments and documents and take all such further action as any other party hereto may reasonably require in order to effectuate the terms and purposes of this Agreement.

22. Miscellaneous.

(a) Adjustments. If, and as often as, there are any changes in the Common Stock by way of stock split, stock dividend, combination or reclassification, or through merger, consolidation, reorganization, recapitalization, conversion or sale, or by any other means, appropriate adjustment shall be made in the provisions of this Agreement, as may be required, so that the rights, privileges, duties and obligations hereunder shall continue with respect to the Common Stock as so changed.

(b) Successors and Assigns. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto (including any trustee in bankruptcy) whether so expressed or not. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or Holders of Registrable

36

Securities are also for the benefit of, and enforceable by, any subsequent Holder of Registrable Securities. No assignment or delegation of this Agreement by the Company, or any of the Company’s rights, interests or obligations hereunder, shall be effective against any Holder without the prior written consent of such Holder.

(c) Remedies; Specific Performance. Any Person having rights under any provision of this Agreement shall be entitled to enforce such rights specifically, to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights existing in their favor. The parties hereto agree and acknowledge that money damages would not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive relief (without posting any bond or other security) in order to enforce or prevent violation of the provisions of this Agreement and shall not be required to prove irreparable injury to such party or that such party does not have an adequate remedy at law with respect to any breach of this Agreement (each of which elements the parties admit). The parties hereto further agree and acknowledge that each and every obligation applicable to it contained in this Agreement shall be specifically enforceable against it and hereby waives and agrees not to assert any defenses against an action for specific performance of their respective obligations hereunder. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies available under this Agreement or otherwise.

(d) Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when (i) delivered personally to the recipient, (ii) telecopied or sent by facsimile to the recipient, or (iii) one Business Day after being sent to the recipient by reputable overnight courier service (charges prepaid). Such notices, demands and other communications shall be sent to the Company at the address set forth below and to any Holder of Registrable Securities at the address set forth on the signature page hereto (with copies sent at the address set forth below), or at such address or to the attention of such other Person as the recipient party has specified by prior written notice to the sending party.

The Company’s address is:

HMH Holdings (Delaware), Inc.
c/o Houghton Mifflin Harcourt Publishing Company
222 Berkeley Street
Boston, MA 02116-3764
Attention:	Eric Shuman, Chief Financial Officer
Facsimile:	800-465-6567

37

with copies to:

Paul, Weiss, Rifkind, Wharton & Garrison LLP
1285 Avenue of the Americas
New York, NY 10019-6064
Attention:	John Kennedy, Esq.
David Huntington, Esq.
Facsimile:	(212) 757-3390

Copies of notices to the Holders shall be sent to each Holder at the address of such Holder on the records of the Company:

With copies to:

Akin Gump Strauss Hauer & Feld LLP
One Bryant Park
New York, NY 10036
Attention:	Phil Dublin
Facsimile:	(212) 872-1002

If any time period for giving notice or taking action hereunder expires on a day which is a Saturday, Sunday or legal holiday in the State of New York or the jurisdiction in which the Company’s principal office is located, the time period shall automatically be extended to the Business Day immediately following such Saturday, Sunday or legal holiday.

(e) No Inconsistent Agreements. The Company shall not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the Holders of Registrable Securities in this Agreement.

(f) Company Obligations.

(i) Prior to an Initial Public Offering, if the Company issues any shares of Common Stock, the purchasers of such Common Stock shall be required to agree in writing to become subject to the terms of this Agreement by executing a joinder or similar document.

(ii) If, prior to an Initial Public Offering, any Person acquires 20% or more of the outstanding Common Stock of the Company, the Company shall enter into a director nomination agreement with such Person substantially in the form attached as Exhibit B, entitling such Person to the right to nominate one person to the Board.

(iii) On or about the Effective Date, the Company will use commercially reasonable efforts to (A) obtain a market maker to have the Common Stock quoted on the OTCQX market and (B) maintain a market maker to have the Common Stock quoted on the OTCQX market so long as the Common Stock remains in book-entry only form and the Company has not otherwise listed the Common Stock on a national securities exchange or market.

38

(g) Adjustments Affecting Registrable Securities. The Company shall not take any action, or permit any change to occur, with respect to its securities which would materially and adversely affect the ability of the Holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement or which would materially and adversely affect the marketability of such Registrable Securities in any such registration (including effecting a stock split or a combination of shares).

(h) Counterparts. This Agreement may be executed in one or more counterparts, and may be delivered by means of facsimile or electronic transmission in portable document format, each of which shall be deemed to be an original and shall be binding upon the party who executed the same, but all of such counterparts shall constitute the same agreement.

(i) Descriptive Headings; Interpretation; No Strict Construction. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a substantive part of this Agreement. Whenever required by the context, any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular forms of nouns, pronouns, and verbs shall include the plural and vice versa. Reference to any agreement, document, or instrument means such agreement, document, or instrument as amended or otherwise modified from time to time in accordance with the terms thereof, and, if applicable, hereof. The words “include,” “includes” or “including” in this Agreement shall be deemed to be followed by “without limitation.” The use of the words “or,” “either” or “any” shall not be exclusive. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. If an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement. All references to laws, rules, regulations and forms in this Agreement shall be deemed to be references to such laws, rules, regulations and forms, as amended from time to time or, to the extent replaced, the comparable successor thereto in effect at the time. All references to agencies, self-regulatory organizations or governmental entities in this Agreement shall be deemed to be references to the comparable successors thereto from time to time.

(j) Delivery by Facsimile and Electronic Means. This Agreement, the agreements referred to herein, and each other agreement or instrument entered into in connection herewith or therewith or contemplated hereby or thereby, and any amendments hereto or thereto, to the extent signed and delivered by means of a facsimile machine or other electronic means, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto shall re-execute original forms thereof and deliver them to all other parties. No party hereto or to any such agreement or instrument shall raise the use of a facsimile machine or other electronic means to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine or other electronic means as a defense to the formation or enforceability of a contract and each such party forever waives any such defense.

39

(k) Arm’s Length Agreement. Each of the parties to this Agreement agrees and acknowledges that this Agreement has been negotiated in good faith, at arm’s length, and not by any means prohibited by law.

(l) Sophisticated Parties; Advice of Counsel. Each of the parties to this Agreement specifically acknowledges that (i) it is a knowledgeable, informed, sophisticated Person capable of understanding and evaluating the provisions set forth in this Agreement and (ii) it has been fully advised and represented by legal counsel of its own independent selection and has relied wholly upon its independent judgment and the advice of such counsel in negotiating and entering into this Agreement.

(m) Attorneys’ Fees. In the event of litigation or other proceedings in connection with or related to this Agreement, the prevailing party in such litigation or proceeding shall be entitled to reimbursement from the opposing party of all reasonable expenses, including reasonable attorneys’ fees and expenses of investigation in connection with such litigation or proceeding.

(n) FWP Consent. No Holder shall use a Holder Free Writing Prospectus without the prior written consent of the Company, which consent shall not be unreasonably withheld or delayed.

(o) Notification of Status. Each Holder shall provide written notice to the Company within ten Business Days from the first day on which the Holder no longer holds Registrable Securities.

(p) Governing Law. This Agreement and the exhibits and schedules hereto shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of New York or any other jurisdiction) to the extent such rules or provisions would cause the application of the laws of any jurisdiction other than the State of New York.

(q) Submission to Jurisdiction. Any action, suit or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby must be brought in the United States District Court for the in the Southern District of New York or any New York state court, in each case, located in the Borough of Manhattan, and each party consents to the exclusive jurisdiction and venue of such courts (and of the appropriate appellate courts therefrom) in any such action, suit or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such, action, suit or proceeding in any such court or that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

(r) Waiver of Jury Trial. Each of the parties to this Agreement hereby agrees to waive its respective rights to a jury trial of any claim or cause of action based upon or arising out of this Agreement. The scope of this waiver is intended to be all-encompassing of any and

40

all disputes that may be filed in any court and that relate to the subject matter of this Agreement, including contract claims, tort claims and all other common law and statutory claims. Each party hereto acknowledges that this waiver is a material inducement to enter into this Agreement, that each has already relied on this waiver in entering into this Agreement, and that each will continue to rely on this waiver in their related future dealings. Each party hereto further warrants and represents that it has reviewed this waiver with its legal counsel and that it knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION 22(r) AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

(s) Complete Agreement. This Agreement and any certificates, documents, instruments and writings that are delivered pursuant hereto, represent the complete agreement between the parties hereto as to all matters covered hereby, and supersedes any prior agreements or understandings among the parties.

(t) Severability. In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic or other effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

(u) Termination. Subject to Section 20, the obligations of any Holder and of the Company with respect to such Holder pursuant to Sections 1-16, other than those obligations contained in Section 13, shall terminate as soon as such Holder no longer holds any Registrable Securities.

*        *        *         *        *

41

IN WITNESS WHEREOF, the parties hereto have executed this Investor Rights Agreement as of the date first written above.

HMH HOLDINGS (DELAWARE), INC.

By:	/s/ William Bayers
Name: William Bayers
Title: EVP, Secretary and General Counsel

Signature Page for Investor Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed this signature page to the Investor Right’s Agreement, dated as of             , 2012, by and among HMH Holdings (Delaware), Inc. and the other parties thereto.

INVESTORS:		INDIVIDUAL STOCKHOLDER:

(Print Name)

(Signature)

PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER STOCKHOLDER:

ANCHORAGE CAPITAL MASTER OFFSHORE, LTD.
(Print Name of Entity)

By: ANCHORAGE CAPITAL GROUP, L.L.C. ITS INVESTMENT MANAGER

	By:	/s/ Natalie A. Birrell
(Signature)

NATALIE A. BIRRELL
CHIEF OPERATING OFFICER
(Print Name and Title)

06-26-12P04:32 RCVD

Signature Page to Investor Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed this signature page to the Investor Right’s Agreement, dated as of             , 2012, by and among HMH Holdings (Delaware), Inc. and the other parties thereto.

INVESTORS:		INDIVIDUAL STOCKHOLDER:

(Print Name)

(Signature)

PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER STOCKHOLDER:

ANCHORAGE ILLIQUID OPPORTUNITIES OFFSHORE MASTER III, L.P.
(Print Name of Entity)

By: ANCHORAGE CAPITAL GROUP, L.L.C. ITS INVESTMENT MANAGER

	By:	/s/ Natalie A. Birrell
(Signature)

NATALIE A. BIRRELL
CHIEF OPERATING OFFICER
(Print Name and Title)

06-26-12P04:31 RCVD

Signature Page to Investor Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed this signature page to the Investor Right’s Agreement, dated as of             , 2012, by and among HMH Holdings (Delaware), Inc. and the other parties thereto.

INVESTORS:		INDIVIDUAL STOCKHOLDER:

(Print Name)

(Signature)

PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER STOCKHOLDER:

ANCHORAGE ILLIQUID OPPORTUNITIES OFFSHORE MASTER, L.P.
(Print Name of Entity)

By: ANCHORAGE CAPITAL GROUP, L.L.C. ITS INVESTMENT MANAGER

	By:	/s/ Natalie A. Birrell
(Signature)

NATALIE A. BIRRELL
CHIEF OPERATING OFFICER
(Print Name and Title)

06-26-12P04:32 RCVD

Signature Page to Investor Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed this signature page to the Investor Right’s Agreement, dated as of             , 2012, by and among HMH Holdings (Delaware), Inc. and the other parties thereto.

INVESTORS:		INDIVIDUAL STOCKHOLDER:

(Print Name)

(Signature)

PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER STOCKHOLDER:

ANCHORAGE ILLIQUID OPPORTUNITIES OFFSHORE MASTER II, L.P.
(Print Name of Entity)

By: ANCHORAGE CAPITAL GROUP, L.L.C. ITS INVESTMENT MANAGER

	By:	/s/ Natalie A. Birrell
(Signature)

NATALIE A. BIRRELL
CHIEF OPERATING OFFICER
(Print Name and Title)

06-26-12P04:31 RCVD

Signature Page to Investor Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed this signature page to the Investor Right’s Agreement, dated as of             , 2012, by and among HMH Holdings (Delaware), Inc. and the other parties thereto.

INVESTORS:	INDIVIDUAL STOCKHOLDER:

(Print Name)

(Signature)

PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER STOCKHOLDER:

Contrarian Funds, LLC

	By:	Contrarian Capital Management, L.L.C as manager
(Print Name of Entity)

	By:	/s/ Michael J. Restifo
(Signature)

Michael J. Restifo - CFO
(Print Name and Title)

06-26-12A11:55 RCVD

Signature Page to Investor Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed this signature page to the Investor Right’s Agreement, dated as of             , 2012, by and among HMH Holdings (Delaware), Inc. and the other parties thereto.

INVESTORS:		INDIVIDUAL STOCKHOLDER:

(Print Name)

(Signature)

PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER STOCKHOLDER:

GRF MASTER FUND II, L.P.
(Print Name of Entity)

BY: ANCHORAGE CAPITAL GROUP, L.L.C ITS INVESTMENT MANAGER

	By:	/s/ Natalie A. Birrell
(Signature)

NATALIE A. BIRRELL
CHIEF OPERATING OFFICER
(Print Name and Title)

06-26-12P04:31 RCVD

Signature Page to Investor Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed this signature page to the Investor Right’s Agreement, dated as of             , 2012, by and among HMH Holdings (Delaware), Inc. and the other parties thereto.

INVESTORS:		INDIVIDUAL STOCKHOLDER:

(Print Name)

(Signature)

PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER STOCKHOLDER:

PCI FUND, L.L.C.
(Print Name of Entity)

BY: ANCHORAGE CAPITAL GROUP L.L.C ITS INVESTMENT MANAGER

	By:	/s/ Natalie A. Birrell
(Signature)

NATALIE A. BIRRELL
CHIEF OPERATING OFFICER
(Print Name and Title)

06-26-12P04:31 RCVD

Signature Page to Investor Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed this signature page to the Investor Right’s Agreement, dated as of June 22, 2012, by and among HMH Holdings (Delaware), Inc. and the other parties thereto.

INVESTORS:		INDIVIDUAL STOCKHOLDER:

(Print Name)

(Signature)

PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER STOCKHOLDER:

BARCLAYS BANK PLC
(Print Name of Entity)

	By:	/s/ Gerard Jordan
(Signature)

Authorized Signatory
Gerard Jordan
Vice President
(Print Name and Title)

06-27-12A10:05 RCVD

Signature Page to Investor Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed this signature page to the Investor Right’s Agreement, dated as of             , 2012, by and among HMH Holdings (Delaware), Inc. and the other parties thereto.

INVESTORS:		INDIVIDUAL STOCKHOLDER:

(Print Name)

(Signature)

PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER STOCKHOLDER:

Citigroup Global Markets Inc. as agent for Citibank, N.A.
(Print Name of Entity)

	By:	/s/ Scott R. Evan
(Signature)

Scott R. Evan
Authorized Signatory
(Print Name and Title)

06-27-12P02:23 RCVD

Signature Page to Investor Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed this signature page to the Investor Right’s Agreement, dated as of             , 2012, by and among HMH Holdings (Delaware), Inc. and the other parties thereto.

INVESTORS:		INDIVIDUAL STOCKHOLDER:

(Print Name)

(Signature)

PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER STOCKHOLDER:

Citigroup Global Markets Inc. as agent for Citigroup Financial Products Inc.
(Print Name of Entity)

	By:	/s/ Scott R. Evan
(Signature)

Scott R. Evan
Authorized Signatory
(Print Name and Title)

06-27-12P02:23 RCVD

Signature Page to Investor Rights Agreement

IN WITNESS WHEREOF, the undersigned has executed this signature page to the Investor Right’s Agreement, dated as of June 22, 2012, by and among HMH Holdings (Delaware), Inc. and the other parties thereto.

INVESTORS:		INDIVIDUAL STOCKHOLDER:

(Print Name)

(Signature)

PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER STOCKHOLDER:

Morgan Stanley & Co. LLC
(Print Name of Entity)

	By:	/s/ Adam Savarese
(Signature)

Adam Savarese, Authorized Signatory
(Print Name and Title)

06-27-12A10:05 RCVD

Signature Page for Investor Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed this signature page to the Investor Right’s Agreement, dated as of             , 2012, by and among HMH Holdings (Delaware), Inc. and the other parties thereto.

INVESTORS:		INDIVIDUAL STOCKHOLDER:

(Print Name)

(Signature)

PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER STOCKHOLDER:

Jefferies Leveraged Credit Products, LLC
(Print Name of Entity

	By:	/s/ Paul J. Loomis
(Signature)

Paul J. Loomis
Managing Director
(Print Name and Title)

06-28-12A09:43 RCVD

Signature Page to Investor Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed this signature page to the Investor Right’s Agreement, dated as of             , 2012, by and among HMH Holdings (Delaware), Inc. and the other parties thereto.

06-28-12A10:18 RCVD

INVESTORS:		INDIVIDUAL STOCKHOLDER:

(Print Name)

(Signature)

PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER STOCKHOLDER:

Lehman Commercial Paper Inc.
(Print Name of Entity)

	By:	/s/ Scott Anchin
(Signature)

Scott Anchin, Vice President
(Print Name and Title)

Signature Page to Investor Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed this signature page to the Investor Right’s Agreement, dated as of             , 2012, by and among HMH Holdings (Delaware), Inc. and the other parties thereto.

06-28-12A10:18 RCVD

INVESTORS:		INDIVIDUAL STOCKHOLDER:

(Print Name)

(Signature)

PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER STOCKHOLDER:

Woodlands Commercial Corp.
(Print Name of Entity)

	By:	/s/ Doug Lambert
(Signature)

Doug Lambert, Chief Executive Officer
(Print Name and Title)

Signature Page to Investor Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed this signature page to the Investor Right’s Agreement, dated as of             , 2012, by and among HMH Holdings (Delaware), Inc. and the other parties thereto,

INVESTORS:		INDIVIDUAL STOCKHOLDER:

(Print Name)

(Signature)

PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER STOCKHOLDER:

ANCHORAGE CAPITAL MASTER OFFSHORE, LTD.
(Print Name of Entity)

By: ANCHORAGE CAPITAL GROUP, L.L.C. ITS INVESTMENT MANAGER

	By:	/s/ Natalie A. Birrell
(Signature)

NATALIE A. BIRRELL
CHIEF OPERATING OFFICER
(Print Name and Title)

06-26-12P04:32 RCVD

Signature Page to Investor Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed this signature page to the Investor Right’s Agreement, dated as of June 22 2012, by and among HMH Holdings (Delaware), Inc. and the other parties thereto.

INVESTORS:		INDIVIDUAL STOCKHOLDER:

(Print Name)

(Signature)

PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER STOCKHOLDER:

BlackRock Corporate High Yield Fund, Inc.
By: BlackRock Financial Management, Inc., its Sub-Advisor
(Print Name of Entity)

	By:	/s/ C. Adrian Marshall
(Signature)

06-29-12P04:24 RCVD

C. Adrian Marshall, Authorized Signatory
(Print Name and Title)

Signature Page to Investor Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed this signature page to the Investor Right’s Agreement, dated as of June 22, 2012, by and among HMH Holdings (Delaware), Inc. and the other parties thereto.

INVESTORS:		INDIVIDUAL STOCKHOLDER:

(Print Name)

(Signature)

PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER STOCKHOLDER:

BlackRock Corporate High Yield Fund III, Inc.
By: BlackRock Financial Management, Inc.,
its Sub-Advisor
(Print Name of Entity)

	By:	/s/ C. Adrian Marshall
(Signature)

06-29-12P04:24 RCVD

C. Adrian Marshall, Authorized Signatory
(Print Name and Title)

Signature Page to Investor Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed this signature page to the Investor Right’s Agreement, dated as of June 22, 2012, by and among HMH Holdings (Delaware), Inc. and the other parties thereto.

INVESTORS:		INDIVIDUAL STOCKHOLDER:

(Print Name)

(Signature)

PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER STOCKHOLDER:

BlackRock Corporate High Yield Fund V, Inc.
By: BlackRock Financial Management, Inc., its Sub-Advisor
(Print Name of Entity)

	By:	/s/ C. Adrian Marshall
(Signature)

06-29-12P04:26 RCVD

C. Adrian Marshall, Authorized Signatory
(Print Name and Title)

Signature Page to Investor Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed this signature page to the Investor Right’s Agreement, dated as of June 22, 2012, by and among HMH Holdings (Delaware), Inc. and the other parties thereto.

INVESTORS:	INDIVIDUAL STOCKHOLDER:

(Print Name)

(Signature)

PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER STOCKHOLDER:

BlackRock Corporate High Yield Fund VI, Inc.
	By:	BlackRock Financial Management, Inc.,
its Sub-Advisor
(Print Name of Entity)

	By:	/s/ C. Adrian Marshall
(Signature)

06-29-12P04:25 RCVD

C. Adrian Marshall, Authorized Signatory
(Print Name and Title)

Signature Page to Investor Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed this signature page to the Investor Right’s Agreement, dated as of June 22, 2012, by and among HMH Holdings (Delaware), Inc. and the other parties thereto.

INVESTORS:	INDIVIDUAL STOCKHOLDER:

(Print Name)

(Signature)

06-29-12P04:23 RCVD

PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER STOCKHOLDER:

BlackRock Credit Investors Master Fund, L.P.
	By:	BlackRock Financial Management, Inc.,
its Manager
(Print Name of Entity)

	By:	/s/ C. Adrian Marshall
(Signature)

C. Adrian Marshall, Authorized Signatory
(Print Name and Title)

Signature Page to Investor Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed this signature page to the Investor Right’s Agreement, dated as of June 22, 2012, by and among HMH Holdings (Delaware), Inc. and the other parties thereto.

INVESTORS:	INDIVIDUAL STOCKHOLDER:

(Print Name)

(Signature)

PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER STOCKHOLDER:

BlackRock Debt Strategies Fund, Inc.
	By:	BlackRock Financial Management, Inc.,
its Sub-Advisor
(Print Name of Entity)

	By:	/s/ C. Adrian Marshall
(Signature)

06-29-12P04:24 RCVD

C. Adrian Marshall, Authorized Signatory
(Print Name and Title)

Signature Page to Investor Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed this signature page to the Investor Right’s Agreement, dated as of June 22, 2012, by and among HMH Holdings (Delaware), Inc. and the other parties thereto.

INVESTORS:	INDIVIDUAL STOCKHOLDER:

(Print Name)

(Signature)

PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER STOCKHOLDER:

BlackRock Defined Opportunity Credit Trust
	By:	BlackRock Financial Management, Inc.,
its Sub-Advisor
(Print Name of Entity)

	By:	/s/ C. Adrian Marshall
(Signature)

06-29-12P04:25 RCVD

C. Adrian Marshall, Authorized Signatory
(Print Name and Title)

Signature Page to Investor Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed this signature page to the Investor Right’s Agreement, dated as of June 22, 2012, by and among HMH Holdings (Delaware), Inc. and the other parties thereto.

INVESTORS:	INDIVIDUAL STOCKHOLDER:

(Print Name)

(Signature)

PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER STOCKHOLDER:

BlackRock Diversified Income Strategies Fund, Inc.
	By:	BlackRock Financial Management, Inc.,
its Sub-Advisor
(Print Name of Entity)

	By:	/s/ C. Adrian Marshall
(Signature)

06-29-12P04:26 RCVD

C. Adrian Marshall, Authorized Signatory
(Print Name and Title)

Signature Page to Investor Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed this signature page to the Investor Right’s Agreement, dated as of June 22, 2012, by and among HMH Holdings (Delaware), Inc. and the other parties thereto.

RECEIVED JUN 29 2012 KURTZMAN CARSON CONSULTANTS

INVESTORS:		INDIVIDUAL STOCKHOLDER:

(Print Name)

(Signature)

PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER STOCKHOLDER:

BlackRock Fixed Income Portable Alpha Master Series Trust
	By:	BlackRock Financial Management, Inc.,
its Investment Advisor
(Print Name of Entity)

	By:	/s/ C. Adrian Marshall
(Signature)

06-29-12P04:26 RCVD

C. Adrian Marshall, Authorized Signatory
(Print Name and Title)

Signature Page to Investor Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed this signature page to the Investor Right’s Agreement, dated as of June 22, 2012, by and among HMH Holdings (Delaware), Inc. and the other parties thereto.

INVESTORS:	INDIVIDUAL STOCKHOLDER:

(Print Name)

(Signature)

PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER STOCKHOLDER:

BlackRock Floating Rate Income Strategies Fund II, Inc.
	By:	BlackRock Financial Management, Inc.,
its Sub-Advisor
(Print Name of Entity)

	By:	/s/ C. Adrian Marshall
(Signature)

06-29-12P04:26 RCVD

C. Adrian Marshall, Authorized Signatory
(Print Name and Title)

Signature Page to Investor Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed this signature page to the Investor Right’s Agreement, dated as of June 22, 2012, by and among HMH Holdings (Delaware), Inc. and the other parties thereto.

INVESTORS:	INDIVIDUAL STOCKHOLDER:

(Print Name)

(Signature)

PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER STOCKHOLDER:

BlackRock Floating Rate Income Strategies Fund, Inc.
	By:	BlackRock Financial Management, Inc.,
its Sub-Advisor
(Print Name of Entity)

	By:	/s/ C. Adrian Marshall
(Signature)

06-29-12P04:25 RCVD

C. Adrian Marshall, Authorized Signatory
(Print Name and Title)

Signature Page to Investor Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed this signature page to the Investor Right’s Agreement, dated as of June 22, 2012, by and among HMH Holdings (Delaware), Inc. and the other parties thereto.

INVESTORS:	INDIVIDUAL STOCKHOLDER:

(Print Name)

(Signature)

PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER STOCKHOLDER:

BlackRock Floating Rate Income Trust
	By:	BlackRock Financial Management, Inc.,
its Sub-Advisor
(Print Name of Entity)

	By:	/s/ C. Adrian Marshall
(Signature)

06-29-12P04:24 RCVD

C. Adrian Marshall, Authorized Signatory
(Print Name and Title)

Signature Page to Investor Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed this signature page to the Investor Right’s Agreement, dated as of June 22, 2012, by and among HMH Holdings (Delaware), Inc. and the other parties thereto.

INVESTORS:	INDIVIDUAL STOCKHOLDER:

(Print Name)

(Signature)

06-29-12P04:23 RCVD

PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER STOCKHOLDER:

BlackRock Funds II, BlackRock Floating Rate Income Portfolio
	By:	BlackRock Financial Management, Inc.,
its Sub-Advisor
(Print Name of Entity)

	By:	/s/ C. Adrian Marshall
(Signature)

C. Adrian Marshall, Authorized Signatory
(Print Name and Title)

Signature Page to Investor Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed this signature page to the Investor Right’s Agreement, dated as of June 22, 2012, by and among HMH Holdings (Delaware), Inc. and the other parties thereto.

INVESTORS:	INDIVIDUAL STOCKHOLDER:

(Print Name)

(Signature)

06-29-12P04:23 RCVD

PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER STOCKHOLDER:

BlackRock Funds II, BlackRock High Yield Bond Portfolio
	By:	BlackRock Financial Management, Inc.,
its Sub-Advisor
(Print Name of Entity)

	By:	/s/ C. Adrian Marshall
(Signature)

C. Adrian Marshall, Authorized Signatory
(Print Name and Title)

Signature Page to Investor Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed this signature page to the Investor Right’s Agreement, dated as of June 22, 2012, by and among HMH Holdings (Delaware), Inc. and the other parties thereto.

RECEIVED JUN 29 2012 KURTZMAN CARSON CONSULTANTS

INVESTORS:		INDIVIDUAL STOCKHOLDER:

(Print Name)

(Signature)

PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER STOCKHOLDER:

BlackRock Global Investment Series:
Income Strategies Portfolio
	By:	BlackRock Financial Management, Inc.
its Sub-Advisor
(Print Name of Entity)

	By:	/s/ C. Adrian Marshall
(Signature)

C. Adrian Marshall, Authorized Signatory
(Print Name and Title)

06-29-12P04:25 RCVD

Signature Page to Investor Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed this signature page to the Investor Right’s Agreement, dated as of June 22, 2012, by and among HMH Holdings (Delaware), Inc. and the other parties thereto.

INVESTORS:	INDIVIDUAL STOCKHOLDER:

(Print Name)

(Signature)

PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER STOCKHOLDER:

BlackRock High Income Shares
	By:	BlackRock Financial Management, Inc.,
its Sub-Advisor
(Print Name of Entity)

	By:	/s/ C. Adrian Marshall
(Signature)

06-29-12P04:26 RCVD

C. Adrian Marshall, Authorized Signatory
(Print Name and Title)

Signature Page to Investor Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed this signature page to the Investor Right’s Agreement, dated as of June 22, 2012, by and among HMH Holdings (Delaware), Inc. and the other parties thereto.

INVESTORS:	INDIVIDUAL STOCKHOLDER:

(Print Name)

(Signature)

PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER STOCKHOLDER:

BlackRock High Yield Trust
	By:	BlackRock Financial Management, Inc.,
its Sub-Advisor
(Print Name of Entity)

	By:	/s/ C. Adrian Marshall
(Signature)

C. Adrian Marshall, Authorized Signatory
(Print Name and Title)

Signature Page to Investor Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed this signature page to the Investor Right’s Agreement, dated as of June 22, 2012, by and among HMH Holdings (Delaware), Inc. and the other parties thereto.

INVESTORS:	INDIVIDUAL STOCKHOLDER:

(Print Name)

(Signature)

PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER STOCKHOLDER:

BlackRock Limited Duration Income Trust
	By:	BlackRock Financial Management, Inc.,
its Sub-Advisor
(Print Name of Entity)

	By:	/s/ C. Adrian Marshall
(Signature)

06-29-12P04:24 RCVD

C. Adrian Marshall, Authorized Signatory
(Print Name and Title)

Signature Page to Investor Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed this signature page to the Investor Right’s Agreement, dated as of June 22, 2012, by and among HMH Holdings (Delaware), Inc. and the other parties thereto.

INVESTORS:	INDIVIDUAL STOCKHOLDER:

(Print Name)

(Signature)

PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER STOCKHOLDER:

BlackRock Senior Floating Rate Portfolio
	By:	BlackRock Financial Management, Inc.,
its Sub-Advisor
(Print Name of Entity)

	By:	/s/ C. Adrian Marshall
(Signature)

06-29-12P04:26 RCVD

C. Adrian Marshall, Authorized Signatory
(Print Name and Title)

Signature Page to Investor Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed this signature page to the Investor Right’s Agreement, dated as of June 22, 2012, by and among HMH Holdings (Delaware), Inc. and the other parties thereto.

INVESTORS:	INDIVIDUAL STOCKHOLDER:

(Print Name)

(Signature)

PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER STOCKHOLDER:

BlackRock Senior High Income Fund, Inc.
	By:	BlackRock Financial Management, Inc.,
its Sub-Advisor
(Print Name of Entity)

	By:	/s/ C. Adrian Marshall
(Signature)

06-29-12P04:24 RCVD

C. Adrian Marshall, Authorized Signatory
(Print Name and Title)

Signature Page to Investor Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed this signature page to the Investor Right’s Agreement, dated as of 6/25, 2012, by and among HMH Holdings (Delaware), Inc. and the other parties thereto.

INVESTORS:		INDIVIDUAL STOCKHOLDER:

(Print Name)

(Signature)

PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER STOCKHOLDER:

CM-NP LLC
(Print Name of Entity)

	By:	/s/ Ralph Finerman
(Signature)

Ralph Finerman Manager
(Print Name and Title)

06-29-12P03:22 RCVD

Signature Page to Investor Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed this signature page to the Investor Right’s Agreement, dated as of             , 2012, by and among HMH Holdings (Delaware), Inc. and the other parties thereto.

INVESTORS:	INDIVIDUAL STOCKHOLDER:

(Print Name)

(Signature)

PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER STOCKHOLDER:

Deutsche Bank AG Cayman Islands Branch
(Print Name of Entity)

	By:	DB Services New Jersey, Inc.

	By:	/s/ Deirdre Cesario
(Signature)

Deirdre Cesario Assistant Vice President
(Print Name and Title)

	By:	/s/ Angeline Quintana
(Signature)

Angeline Quintana Assistant Vice President
(Print Name and Title)

06-29-12A09:50 RCVD

Signature Page to Investor Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed this signature page to the Investor Right’s Agreement, dated as of June 22, 2012, by and among HMH Holdings (Delaware), Inc. and the other parties thereto.

RECEIVED JUN 29 2012 KURTZMAN CARSON CONSULTANTS

INVESTORS:		INDIVIDUAL STOCKHOLDER:

(Print Name)

(Signature)

PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER STOCKHOLDER:

MET Investors Series Trust – BlackRock High Yield Portfolio
	By:	BlackRock Financial Management, Inc.,
its Investment Advisor
(Print Name of Entity)

	By:	/s/ C. Adrian Marshall
(Signature)

06-29-12P04:25 RCVD

C. Adrian Marshall, Authorized Signatory
(Print Name and Title)

Signature Page to Investor Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed this signature page to the Investor Right’s Agreement, dated as of June 22, 2012, by and among HMH Holdings (Delaware), Inc. and the other parties thereto.

INVESTORS:	INDIVIDUAL STOCKHOLDER:

(Print Name)

(Signature)

PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER STOCKHOLDER:

The Obsidian Master Fund
	By:	BlackRock Financial Management, Inc.,
its Investment Advisor
(Print Name of Entity)

	By:	/s/ C. Adrian Marshall
(Signature)

06-29-12P04:25 RCVD

C. Adrian Marshall, Authorized Signatory
(Print Name and Title)

Signature Page to Investor Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed this signature page to the Investor Right’s Agreement, dated as of 6/25, 2012, by and among HMH Holdings (Delaware), Inc. and the other parties thereto.

INVESTORS:		INDIVIDUAL STOCKHOLDER:

(Print Name)

(Signature)

PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER STOCKHOLDER:

Wellwater LLC
(Print Name of Entity)

	By:	/s/ Ralph Finerman
(Signature)

Ralph Finerman Manager
(Print Name and Title)

06-29-12P03:22 RCVD

Signature Page to Investor Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed this signature page to the Investor Right’s Agreement, dated as of June 22, 2012, by and among HMH Holdings (Delaware), Inc. and the other parties thereto.

INVESTORS:	INDIVIDUAL STOCKHOLDER:

(Print Name)

(Signature)

PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER STOCKHOLDER:

BCI 1 Loan Funding LLC
(Print Name of Entity)
	By:	Citibank, N.A.

	By:	/s/ Emily Chong
(Signature)

Emily Chong-Director
(Print Name and Title)

07-02-12P03:02 RCVD

Signature Page to Investor Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed this signature page to the Investor Right’s Agreement, dated as of             , 2012, by and among HMH Holdings (Delaware), Inc. and the other parties thereto.

INVESTORS:		INDIVIDUAL STOCKHOLDER:

(Print Name)

(Signature)

PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER STOCKHOLDER:

Future Fund Board of Guardians
(Print Name of Entity)

By: Oak Hill Advisors, L.P. As its Investment Advisor.

	By:	/s/ ROBERT B. OKUN
(Signature)

ROBERT B. OKUN
Authorized Signatory
(Print Name and Title)

07-02-12P12:36 RCVD

Signature Page to Investor Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed this signature page to the Investor Right’s Agreement, dated as of 6/29, 2012, by and among HMH Holdings (Delaware), Inc. and the other parties thereto.

INVESTORS:		INDIVIDUAL STOCKHOLDER:

N/A
(Print Name)

N/A
(Signature)

PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER STOCKHOLDER:

Goldman, Sachs & Co.
(Print Name of Entity)

	By:	/s/ Allison O’Connor
(Signature)

Allison O’Connor Authorized Signatory
(Print Name and Title)

07-02-12A10:16 RCVD

Signature Page to Investor Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed this signature page to the Investor Right’s Agreement, dated as of             , 2012, by and among HMH Holdings (Delaware), Inc. and the other parties thereto.

INVESTORS:		INDIVIDUAL STOCKHOLDER:

(Print Name)

(Signature)

PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER STOCKHOLDER:

Lerner Enterprises, LLC
(Print Name of Entity)

By: Oak Hill Advisors, L.P. as advisor and attorney-in-fact to Lerner Enterprises, LLC

	By:	/s/ ROBERT B. OKUN
(Signature)

ROBERT B. OKUN
Authorized Signatory
(Print Name and Title)

07-02-12P12:36 RCVD

Signature Page to Investor Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed this signature page to the Investor Right’s Agreement, dated as of             , 2012, by and among HMH Holdings (Delaware), Inc. and the other parties thereto.

INVESTORS:		INDIVIDUAL STOCKHOLDER:

(Print Name)

(Signature)

PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER STOCKHOLDER:

Oak Hill Credit Opportunities Financing, Ltd.
(Print Name of Entity)

	By:	/s/ ROBERT B. OKUN
(Signature)

ROBERT B. OKUN
Authorized Signatory
(Print Name and Title)

07-02-12P12:37 RCVD

Signature Page to Investor Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed this signature page to the Investor Right’s Agreement, dated as of             , 2012, by and among HMH Holdings (Delaware), Inc. and the other parties thereto.

INVESTORS:		INDIVIDUAL STOCKHOLDER:

(Print Name)

(Signature)

PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER STOCKHOLDER:

Oak Hill Credit Partners IV, Limited
(Print Name of Entity)

By: Oak Hill CLO Management IV, LLC As Investment Manager

	By:	/s/ Allan Schrager
(Signature)

Allan Schrager Partner
(Print Name and Title)

07-02-12P12:36 RCVD

Signature Page to Investor Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed this signature page to the Investor Right’s Agreement, dated as of             , 2012, by and among HMH Holdings (Delaware), Inc. and the other parties thereto.

INVESTORS:		INDIVIDUAL STOCKHOLDER:

(Print Name)

(Signature)

PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER STOCKHOLDER:

OHA Asia Customized Credit Fund, L.P.
(Print Name of Entity)

By: OHA Asia Customized Credit Gen Par, LLC, its General Partner

	By:	/s/ ROBERT B. OKUN
(Signature)

ROBERT B. OKUN
Authorized Signatory
(Print Name and Title)

07-02-12P12:36 RCVD

Signature Page to Investor Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed this signature page to the Investor Right’s Agreement, dated as of             , 2012, by and among HMH Holdings (Delaware), Inc. and the other parties thereto.

INVESTORS:		INDIVIDUAL STOCKHOLDER:

(Print Name)

(Signature)

PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER STOCKHOLDER:

OHA Finlandia Credit Fund
(Print Name of Entity)

	By:	/s/ ROBERT B. OKUN
(Signature)

ROBERT B. OKUN
Authorized Signatory
(Print Name and Title)

07-02-12P12:37 RCVD

Signature Page to Investor Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed this signature page to the Investor Right’s Agreement, dated as of             , 2012, by and among HMH Holdings (Delaware), Inc. and the other parties thereto.

INVESTORS:		INDIVIDUAL STOCKHOLDER:

(Print Name)

(Signature)

PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER STOCKHOLDER:

OHA Hedged Credit Master, L.P.
(Print Name of Entity)

	By:	/s/ ROBERT B. OKUN
(Signature)

ROBERT B. OKUN
Authorized Signatory
(Print Name and Title)

07-02-12P12:37 RCVD

Signature Page to Investor Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed this signature page to the Investor Right’s Agreement, dated as of             , 2012, by and among HMH Holdings (Delaware), Inc. and the other parties thereto.

INVESTORS:		INDIVIDUAL STOCKHOLDER:

(Print Name)

(Signature)

PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER STOCKHOLDER:

OHA Strategic Credit Master Fund II, L.P.
(Print Name of Entity)

By: OHA Strategic Credit Gen Par, LLC its General Partner

	By:	/s/ ROBERT B. OKUN
(Signature)

ROBERT B. OKUN
Authorized Signatory
(Print Name and Title)

07-02-12P12:37 RCVD

Signature Page to Investor Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed this signature page to the Investor Right’s Agreement, dated as of             , 2012, by and among HMH Holdings (Delaware), Inc. and the other parties thereto.

INVESTORS:		INDIVIDUAL STOCKHOLDER:

(Print Name)

(Signature)

PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER STOCKHOLDER:

OHA Strategic Credit Master Fund, L.P.
(Print Name of Entity)

By: OHA Strategic Credit GenPar, LLC, its General Partner

	By:	/s/ ROBERT B. OKUN
(Signature)

ROBERT B. OKUN
Authorized Signatory
(Print Name and Title)

07-02-12P12:37 RCVD

Signature Page to Investor Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed this signature page to the Investor Right’s Agreement, dated as of             , 2012, by and among HMH Holdings (Delaware), Inc. and the other parties thereto.

INVESTORS:		INDIVIDUAL STOCKHOLDER:

(Print Name)

(Signature)

PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER STOCKHOLDER:

OHSF Financing, Ltd.
(Print Name of Entity)

	By:	/S/ ROBERT B. OKUN
(Signature)

ROBERT B. OKUN
Authorized Signatory
(Print Name and Title)

07-02-12P12:37 RCVD

Signature Page to Investor Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed this signature page to the Investor Right’s Agreement, dated as of             , 2012, by and among HMH Holdings (Delaware), Inc. and the other parties thereto.

INVESTORS:		INDIVIDUAL STOCKHOLDER:

(Print Name)

(Signature)

PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER STOCKHOLDER:

Oregon Public Employees Retirement Fund
(Print Name of Entity)

By: Oak Hill Advisors, L.P. as Investment Manager

	By:	/s/ ROBERT B. OKUN
(Signature)

ROBERT B. OKUN
Authorized Signatory
(Print Name and Title)

07-02-12P12:37 RCVD

Signature Page to Investor Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed this signature page to the Investor Right’s Agreement, dated as of             , 2012, by and among HMH Holdings (Delaware), Inc. and the other parties thereto.

INVESTORS:		INDIVIDUAL STOCKHOLDER:

(Print Name)

(Signature)

PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER STOCKHOLDER:

Sirius Investment Fund SICAV-SIF
(Print Name of Entity)

By: Oak Hill Advisors, L.P. As Investment Manager

	By:	/s/ ROBERT B. OKUN
(Signature)

ROBERT B. OKUN Authorized Signatory
(Print Name and Title)

07-02-12P12:37 RCVD

Signature Page to Investor Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed this signature page to the Investor Right’s Agreement, dated as of 06/29, 2012, by and among HMH Holdings (Delaware), Inc. and the other parties thereto.

INVESTORS:		INDIVIDUAL STOCKHOLDER:

N/A
(Print Name)

N/A
(Signature)

PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER STOCKHOLDER:

Goldman, Sachs & Co.
(Print Name of Entity)

	By:	/s/ Allison O’Connor
(Signature)

Allison O’Connor Authorized Signatory
(Print Name and Title)

07-02-12A10:16 RCVD

Signature Page to Investor Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed this signature page to the Investor Right’s Agreement, dated as of             , 2012, by and among HMH Holdings (Delaware), Inc. and the other parties thereto.

INVESTORS:		INDIVIDUAL STOCKHOLDER:

(Print Name)

(Signature)

PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER STOCKHOLDER:

Stichting Pensioenfonds Metaal en Techniek
(Print Name of Entity)

By: Oak Hill Advisors, L.P. As Investment Manager

	By:	/s/ ROBERT B. OKUN
(Signature)

ROBERT B. OKUN
Authorized Signatory
(Print Name and Title)

07-02-12P12:37 RCVD

Signature Page to Investor Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed this signature page to the Investor Right’s Agreement, dated as of             , 2012, by and among HMH Holdings (Delaware), Inc. and the other parties thereto.

INVESTORS:		INDIVIDUAL STOCKHOLDER:

(Print Name)

(Signature)

PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER STOCKHOLDER:

Stichting Pensioenfonds van de Metalektro (PME)
(Print Name of Entity)

By: Oak Hill Advisors, L.P. as Investment Manager

	By:	/s/ ROBERT B. OKUN
(Signature)

ROBERT B. OKUN
Authorized Signatory
(Print Name and Title)

07-02-12P12:37 RCVD

Signature Page to Investor Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed this signature page to the Investor Right’s Agreement, dated as of 7/1, 2012, by and among HMH Holdings (Delaware), Inc. and the other parties thereto.

INVESTORS:		INDIVIDUAL STOCKHOLDER:

(Print Name)

(Signature)

PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER STOCKHOLDER:

Knighthead Master Fund, LP
(Print Name of Entity)

By: Knighthead Capital Management, LLC, its Investment Manager

	By:	/s/ Laura Torrado
(Signature)

Laura Torrado
Authorized Signatory
(Print Name and Title)

07-05-12P02:20 RCVD

Signature Page to Investor Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed this signature page to the Investor Right’s Agreement, dated as of 7/1, 2012, by and among HMH Holdings (Delaware), Inc. and the other parties thereto.

INVESTORS:		INDIVIDUAL STOCKHOLDER:

(Print Name)

(Signature)

PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER STOCKHOLDER:

LMA SPC for and on behalf of the MAP84 Segregated Portfolio
(Print Name of Entity)

By: Knighthead Capital Management, Its Investment Advisor

	By:	/s/ Laura Torrado
(Signature)

Laura Torrado
Authorized Signatory
(Print Name and Title)

07-06-12P02:20 RCVD

Signature Page to Investor Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed this signature page to the Investor Right’s Agreement, dated as of             , 2012, by and among HMH Holdings (Delaware), Inc. and the other parties thereto.

INVESTORS:	INDIVIDUAL STOCKHOLDER:

(Print Name)

(Signature)

PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER STOCKHOLDER:

KING STREET ACQUISITION COMPANY, L.L.C.
	By:	King Street Capital Management, L.P. Its Manager
	By:	King Street Capital Management GP, L.L.C. Its General Partner
07-06-12A11:49 RCVD
	By:	/s/ Jay Ryan
		Name:	Jay Ryan
		Title:	Chief Financial Officer

Signature Page to Investor Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed this signature page to the Investor Right’s Agreement, dated as of             , 2012, by and among HMH Holdings (Delaware), Inc. and the other parties thereto.

INVESTORS:		INDIVIDUAL STOCKHOLDER:

(Print Name)

(Signature)

PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER STOCKHOLDER:

JPMORGAN CHASE BANK, N.A.
(Print Name of Entity)

	By:	/s/ Andrew C. Faherty
(Signature)

Andrew C. Faherty
Authorized Signatory
(Print Name and Title)

07-09-12P04:15 RCVD

Signature Page to Investor Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed this signature page to the Investor Right’s Agreement, dated as of July 10, 2012, by and among HMH Holdings (Delaware), Inc. and the other parties thereto.

INVESTORS:	INDIVIDUAL STOCKHOLDER:

(Print Name)

(Signature)

PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER STOCKHOLDER:

Avenue Investments, L.P.

	By:	Avenue Partners, LLC, its General Partner

/s/ Sonia E. Gardner
Name:	Sonia E. Gardner

Title:	Member

07-10-12P01:40 RCVD

Signature Page to Investor Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed this signature page to the Investor Right’s Agreement, dated as of             , 2012, by and among HMH Holdings (Delaware), Inc. and the other parties thereto.

INVESTORS:	INDIVIDUAL STOCKHOLDER:

(Print Name)

(Signature)

PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER STOCKHOLDER:

Credit Suisse AG, Cayman Islands Branch
(Print Name of Entity)

	By:	/s/ Didier Siffer	/s/ Megan Kane
(Signature)

	Didier Siffer		Megan Kane
	Authorized Signatory		Authorized Signatory
(Print Name and Title)

07-10-12 A10:20 RCVD

Signature Page to Investor Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed this signature page to the Investor Right’s Agreement, dated as of             , 2012, by and among HMH Holdings (Delaware), Inc. and the other parties thereto.

INVESTORS:		INDIVIDUAL STOCKHOLDER:

(Print Name)

(Signature)

PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER STOCKHOLDER:

Intermediate Fund (Ireland) Limited
(Print Name of Entity)

	By:	/s/ Luke Gosselin
(Signature)

Luke Gosselin, Managing Member
(Print Name and Title)

07-11-12A09:52 RCVD

Signature Page to Investor Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed this signature page to the Investor Right’s Agreement, dated as of             , 2012, by and among HMH Holdings (Delaware), Inc. and the other parties thereto.

INVESTORS:		INDIVIDUAL STOCKHOLDER:

(Print Name)

(Signature)

PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER STOCKHOLDER:

MSD Credit Opportunity Master Fund, L.P.
(Print Name of Entity)

	By:	/s/ Marc R. Lisker
(Signature)

Marc R. Lisker
Managing Director
(Print Name and Title)

07-10-12A10:20 RCVD

Signature Page to Investor Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed this signature page to the Investor Right’s Agreement, dated as of             , 2012, by and among HMH Holdings (Delaware), Inc. and the other parties thereto.

INVESTORS:		INDIVIDUAL STOCKHOLDER:

(Print Name)

(Signature)

PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER STOCKHOLDER:

Aladdin Credit Intermediate Fund, Ltd.
(Print Name of Entity)

	By:	/s/ Luke Gosselin
(Signature)

Luke Gosselin, Managing Member
(Print Name and Title)

07-11-12A09:52 RCVD

Signature Page to Investor Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed this signature page to the Investor Right’s Agreement, dated as of             , 2012, by and among HMH Holdings (Delaware), Inc. and the other parties thereto.

INVESTORS:	INDIVIDUAL STOCKHOLDER:

(Print Name)

(Signature)

PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER STOCKHOLDER:

Aladdin Credit Offshore Fund II, L.P.
(Print Name of Entity)
	By:	Fort Hill Investment Partners, LLC,
its General Partners

	By:	/s/ Luke Gosselin
(Signature)

Luke Gosselin, Managing Member
(Print Name and Title)

07-11-12A09:52 RCVD

Signature Page to Investor Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed this signature page to the Investor Right’s Agreement, dated as of             , 2012, by and among HMH Holdings (Delaware), Inc. and the other parties thereto.

INVESTORS:	INDIVIDUAL STOCKHOLDER:

(Print Name)

(Signature)

PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER STOCKHOLDER:

Aladdin Credit Partners I, L.P.
(Print Name of Entity)
	By:	Fort Hill Investment Partners, LLC,
its General Partners

	By:	/s/ Luke Gosselin
(Signature)

Luke Gosselin, Managing Member
(Print Name and Title)

07-11-12A09:52 RCVD

Signature Page to Investor Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed this signature page to the Investor Right’s Agreement, dated as of             , 2012, by and among HMH Holdings (Delaware), Inc. and the other parties thereto.

INVESTORS:	INDIVIDUAL STOCKHOLDER:

(Print Name)

(Signature)

PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER STOCKHOLDER:

Aladdin DIP Offshore Fund, L.P.
(Print Name of Entity)
	By:	Fort Hill Investment Partners, LLC,
its General Partners

	By:	/s/ Luke Gosselin
(Signature)

Luke Gosselin, Managing Member
(Print Name and Title)

07-11-12A09:52 RCVD

Signature Page to Investor Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed this signature page to the Investor Right’s Agreement, dated as of             , 2012, by and among HMH Holdings (Delaware), Inc. and the other parties thereto.

INVESTORS:		INDIVIDUAL STOCKHOLDER:

(Print Name)

(Signature)

PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER STOCKHOLDER:

Aladdin Intermediate Fund (Ireland) II Ltd.
(Print Name of Entity)

	By:	/s/ Luke Gosselin
(Signature)

Luke Gosselin, Managing Member
(Print Name and Title)

07-11-12A09:52 RCVD

Signature Page to Investor Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed this signature page to the Investor Right’s Agreement, dated as of             , 2012, by and among HMH Holdings (Delaware), Inc. and the other parties thereto.

INVESTORS:	INDIVIDUAL STOCKHOLDER:

(Print Name)

(Signature)

PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER STOCKHOLDER:

MC Credit Products DIP SMA, L.P.
(Print Name of Entity)
	By:	Fort Hill Investment Partners, LLC,
its General Partners

	By:	/s/ Luke Gosselin
(Signature)

Luke Gosselin, Managing Member
(Print Name and Title)

07-11-12A09:52 RCVD

Signature Page to Investor Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed this signature page to the Investor Right’s Agreement, dated as of             , 2012, by and among HMH Holdings (Delaware), Inc. and the other parties thereto.

INVESTORS:	INDIVIDUAL STOCKHOLDER:

(Print Name)

(Signature)

PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER STOCKHOLDER:

Q5-R5 Trading, Ltd.
(Print Name of Entity)

Q5-R5 Trading, Ltd.
	By:	Q Global Capital Management, L.P., as Investment Manager
	By:	Q Global Advisors, LLC, its General Partner

	By:	/s/ Scott McCarty
Scott McCarty, Assistant Secretary

07-11-12A09:45 RCVD

Signature Page to Investor Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed this signature page to the Investor Right’s Agreement, dated as of             , 2012, by and among HMH Holdings (Delaware), Inc. and the other parties thereto.

INVESTORS:	INDIVIDUAL STOCKHOLDER:

(Print Name)

(Signature)

PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER STOCKHOLDER:

R2 Investments, LDC
(Print Name of Entity)

R2 Investments, LDC
	By:	Amalgamated Gadget, L.P., as Investment Manager
	By:	Scepter Holdings, Inc., its General Partner

	By:	/s/ Scott McCarty
Scott McCarty, Assistant Secretary

07-11-12A09:45 RCVD

Signature Page to Investor Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed this signature page to the Investor Right’s Agreement, dated as of             , 2012, by and among HMH Holdings (Delaware), Inc. and the other parties thereto.

INVESTORS:	INDIVIDUAL STOCKHOLDER:

(Print Name)

(Signature)

PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER STOCKHOLDER:

R2 Top Hat, Ltd.
(Print Name of Entity)

R2 Top Hat, Ltd.
	By:	Amalgamated Gadget, L.P., as Investment Manager
	By:	Scepter Holdings, Inc., its General Partner

	By:	/s/ Scott McCarty
Scott McCarty, Assistant Secretary

07-11-12A09:45 RCVD

Signature Page to Investor Rights Agreement

IN WITNESS WHEREOF, the undersigned has executed this signature page to the Investor Right’s Agreement, dated as of June 22, 2012, by and among HMH Holdings (Delaware), Inc. and the other parties thereto.

INVESTORS:		INDIVIDUAL STOCKHOLDER:

(Print Name)

(Signature)

PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER STOCKHOLDER:

TPG Credit Opportunities Fund, L.P.
(Print Name of Entity)

	By:	/s/ Julie K. Braun
(Signature)

Julie K. Braun
Vice President
(Print Name and Title)

07-30-12A09:22 RCVD

Signature Page for Investor Rights Agreement

IN WITNESS WHEREOF, the undersigned has executed this signature page to the Investor Right’s Agreement, dated as of June 22, 2012, by and among HMH Holdings (Delaware), Inc. and the other parties thereto.

INVESTORS:		INDIVIDUAL STOCKHOLDER:

(Print Name)

(Signature)

PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER STOCKHOLDER:

TPG Credit Opportunities Investors, L.P.
(Print Name of Entity)

	By:	/s/ Julie K. Braun
(Signature)

Julie K. Braun
Vice President
(Print Name and Title)

07-30-12A09:22 RCVD

Signature Page for Investor Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed this signature page to the Investor Right’s Agreement, dated as of             , 2012, by and among HMH Holdings (Delaware), Inc. and the other parties thereto.

INVESTORS:		INDIVIDUAL STOCKHOLDER:

(Print Name)

(Signature)

PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER STOCKHOLDER:

OCP Investment Trust
By: Onex Credit Partners, LLC its manager
(Print Name of Entity)

	By:	/s/ Steven Gutman
(Signature)

Steven Gutman
General Counsel
(Print Name and Title)

08-02-12A09:25 RCVD

Signature Page to Investor Rights Agreement

IN WITNESS WHEREOF, the undersigned has executed this signature page to the Investor Right’s Agreement, dated as of June 22, 2012, by and among HMH Holdings (Delaware), Inc. and the other parties thereto.

INVESTORS:		INDIVIDUAL STOCKHOLDER:

(Print Name)

(Signature)

PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER STOCKHOLDER:

Onex Debt Opportunity Fund, Ltd.
By: Onex Credit Partners, LLC, its investment Manager
(Print Name of Entity)

	By:	/s/ Steven Gutman
(Signature)

Steven Gutman
General Counsel
(Print Name and Title)

08-02-12A09:25 RCVD

Signature Page for Investor Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed this signature page to the Investor Right’s Agreement, dated as of June 22, 2012, by and among HMH Holdings (Delaware), Inc. and the other parties thereto.

INVESTORS:		INDIVIDUAL STOCKHOLDER:

(Print Name)

(Signature)

PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER STOCKHOLDER:

ZENITH INSURANCE COMPANY
(Print Name of Entity)

	By:	/s/ Kari Van Gundy
(Signature)

Kari Van Gundy
(Print Name and Title)
EXECUTIVE VICE PRESIDENT & CHIEF FINANCIAL OFFICER

[date stamp unreadable]

Signature Page to Investor Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed this signature page to the Investor Right’s Agreement, dated as of July 26, 2012, by and among HMH Holdings (Delaware), Inc. and the other parties thereto.

INVESTORS:

Ticknor Corner, LLC
By: Guggenheim Partners Investment Management, LLC

By:	/s/ Michael Damaso
Name:	Michael Damaso
Title:	Senior Managing Director

Copper River CLO Ltd.
By: Guggenheim Partners Investment Management, LLC, as Collateral Manager

By:	/s/ Michael Damaso
Name:	Michael Damaso
Title:	Senior Managing Director

Kennecott Funding Ltd.
By: Guggenheim Partners Investment Management, LLC, as Collateral Manager

By:	/s/ Michael Damaso
Name:	Michael Damaso
Title:	Senior Managing Director

NZCG Funding Ltd
By: Guggenheim Partners Investment Management, LLC, as Manager

By:	/s/ Michael Damaso
Name:	Michael Damaso
Title:	Senior Managing Director

08-08-12A10:30 RCVD

Signature Page to Investor Rights Agreement

The Hospital for Sick Children Foundation
By: Guggenheim Partners Investment Management, LLC, as Manager

	By:	/s/ Michael Damaso
	Name:	Michael Damaso
	Title:	Senior Managing Director

Guggenheim Apsley Fund L.P.
By: Guggenheim Partners Investment Management, LLC, as Manager

	By:	/s/ Michael Damaso
	Name:	Michael Damaso
	Title:	Senior Managing Director

Principal Fund, Inc. – Global Diversified Income Fund
By: Guggenheim Partners Investment Management, LLC, as Manager

	By:	/s/ Michael Damaso
	Name:	Michael Damaso
	Title:	Senior Managing Director

T Bank III to High Yield Fund – PT
By: Guggenheim Partners Investment Management, LLC, as Manager

	By:	/s/ Michael Damaso
	Name:	Michael Damaso
	Title:	Senior Managing Director

T Bank III to High Yield Fund – QP
By: Guggenheim Partners Investment Management, LLC, as Manager

08-08-12A10:30 RCVD

	By:	/s/ Michael Damaso
	Name:	Michael Damaso
	Title:	Senior Managing Director

Signature Page to Investor Rights Agreement

HIGH-YIELD LOAN PLUS MASTER SEGREGATED PORTFOLIO

GUGGENHEIM HIGH-YIELD PLUS MASTER FUND SPC, on behalf of and for the account of the
HIGH-YIELD LOAN PLUS MASTER SEGREGATED PORTFOLIO

By: Guggenheim Partners Investment Management, LLC as Manager

By:	/s/ Michael Damaso
Name:	Michael Damaso
Title:	Senior Managing Director

08-09-12P01:00 RCVD

Signature Page to Investor Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed this signature page to the Investor Right’s Agreement, dated as of July 26, 2012, by and among HMH Holdings (Delaware), Inc. and the other parties thereto.

INVESTORS:

Ticknor Corner, LLC
By: Guggenheim Partners Investment Management, LLC

By:	/s/ Michael Damaso
Name:	Michael Damaso
Title:	Senior Managing Director

Copper River CLO Ltd.
By: Guggenheim Partners Investment Management, LLC, as Collateral Manager

By:	/s/ Michael Damaso
Name:	Michael Damaso
Title:	Senior Managing Director

Kennecott Funding Ltd.
By: Guggenheim Partners Investment Management, LLC, as Collateral Manager

By:	/s/ Michael Damaso
Name:	Michael Damaso
Title:	Senior Managing Director

NZCG Funding Ltd
By: Guggenheim Partners Investment Management, LLC, as Manager

By:	/s/ Michael Damaso
Name:	Michael Damaso
Title:	Senior Managing Director

08-08-12A10:30 RCVD

Signature Page to Investor Rights Agreement

Sands Point Funding Ltd.
By: Guggenheim Partners Investment Management, LLC, as Manager

By:	/s/ Michael Damaso
Name:	Michael Damaso
Title:	Senior Managing Director

Odyssey Reinsurance Company
By: Guggenheim Partners Investment Management, LLC, as Manager

By:	/s/ Michael Damaso
Name:	Michael Damaso
Title:	Senior Managing Director

The North River Insurance Company
By: Guggenheim Partners Investment Management, LLC, as Manager

By:	/s/ Michael Damaso
Name:	Michael Damaso
Title:	Senior Managing Director

08 08-12A10:30 RCVD

Signature Page to Investor Rights Agreement

The Hospital for Sick Children Foundation
By: Guggenheim Partners Investment Management, LLC, as Manager

	By:	/s/ Michael Damaso
	Name:	Michael Damaso
	Title:	Senior Managing Director

Guggenheim Apsley Fund L.P.
By: Guggenheim Partners Investment Management, LLC, as Manager

	By:	/s/ Michael Damaso
	Name:	Michael Damaso
	Title:	Senior Managing Director

Principal Fund, Inc. – Global Diversified Income Fund
By: Guggenheim Partners Investment Management, LLC, as Manager

	By:	/s/ Michael Damaso
	Name:	Michael Damaso
	Title:	Senior Managing Director

T Bank III to High Yield Fund – PT
By: Guggenheim Partners Investment Management, LLC, as Manager

	By:	/s/ Michael Damaso
	Name:	Michael Damaso
	Title:	Senior Managing Director

T Bank III to High Yield Fund – QP
By: Guggenheim Partners Investment Management, LLC, as Manager

08-08-12A10:30 RCVD

	By:	/s/ Michael Damaso
	Name:	Michael Damaso
	Title:	Senior Managing Director

Signature Page to Investor Rights Agreement

Sands Point Funding Ltd.
By: Guggenheim Partners Investment Management, LLC, as Manager

By:	/s/ Michael Damaso
Name:	Michael Damaso
Title:	Senior Managing Director

Odyssey Reinsurance Company
By: Guggenheim Partners Investment Management, LLC, as Manager

By:	/s/ Michael Damaso
Name:	Michael Damaso
Title:	Senior Managing Director

The North River Insurance Company
By: Guggenheim Partners Investment Management, LLC, as Manager

By:	/s/ Michael Damaso
Name:	Michael Damaso
Title:	Senior Managing Director

08-08-12A10:30 RCVD

Signature Page to Investor Rights Agreement

The Hospital for Sick Children Foundation
By: Guggenheim Partners Investment Management, LLC, as Manager

	By:	/s/ Michael Damaso
	Name:	Michael Damaso
	Title:	Senior Managing Director

Guggenheim Apsley Fund L.P.
By: Guggenheim Partners Investment Management, LLC, as Manager

	By:	/s/ Michael Damaso
	Name:	Michael Damaso
	Title:	Senior Managing Director

Principal Fund, Inc, – Global Diversified Income Fund
By: Guggenheim Partners Investment Management, LLC, as Manager

	By:	/s/ Michael Damaso
	Name:	Michael Damaso
	Title:	Senior Managing Director

T Bank III to High Yield Fund – PT
By: Guggenheim Partners Investment Management, LLC, as Manager

	By:	/s/ Michael Damaso
	Name:	Michael Damaso
	Title:	Senior Managing Director

T Bank III to High Yield Fund – QP
By: Guggenheim Partners Investment Management, LLC, as Manager

08-08-12A10:30 RCVD

	By:	/s/ Michael Damaso
	Name:	Michael Damaso
	Title:	Senior Managing Director

Signature Page to Investor Rights Agreement

The Hospital for Sick Children Foundation
By: Guggenheim Partners Investment Management, LLC, as Manager

	By:	/s/ Michael Damaso
	Name:	Michael Damaso
	Title:	Senior Managing Director

Guggenheim Apsley Fund L.P.
By: Guggenheim Partners Investment Management, LLC, as Manager

	By:	/s/ Michael Damaso
	Name:	Michael Damaso
	Title:	Senior Managing Director

Principal Fund, Inc. – Global Diversified Income Fund
By: Guggenheim Partners Investment Management, LLC, as Manager

	By:	/s/ Michael Damaso
	Name:	Michael Damaso
	Title:	Senior Managing Director

T Bank III to High Yield Fund – PT
By: Guggenheim Partners Investment Management, LLC, as Manager

	By:	/s/ Michael Damaso
	Name:	Michael Damaso
	Title:	Senior Managing Director

T Bank III to High Yield Fund – QP
By: Guggenheim Partners Investment Management, LLC, as Manager

08-08-12A10:30 RCVD

	By:	/s/ Michael Damaso
	Name:	Michael Damaso
	Title:	Senior Managing Director

Signature Page to Investor Rights Agreement

The Hospital for Sick Children Employee Pension Plan Trust
By: RBC Dexia Investor Services Trust, solely as Trustee

By:
Name:
Title:

The Hospital for Sick Children Employee Pension Plan
By: Guggenheim Partners Investment Management, LLC, as Manager

By:	/s/ Michael Damaso
Name:	Michael Damaso
Title:	Senior Managing Director

08-08-12A10:30 RCVD

Signature Page to Investor Rights Agreement

The Hospital for Sick Children Foundation
By: Guggenheim Partners Investment Management, LLC, as Manager

	By:	/s/ Michael Damaso
	Name:	Michael Damaso
	Title:	Senior Managing Director

Guggenheim Apsley Fund L.P.
By: Guggenheim Partners Investment Management, LLC, as Manager

	By:	/s/ Michael Damaso
	Name:	Michael Damaso
	Title:	Senior Managing Director

Principal Fund, Inc. – Global Diversified Income Fund
By: Guggenheim Partners Investment Management, LLC, as Manager

	By:	/s/ Michael Damaso
	Name:	Michael Damaso
	Title:	Senior Managing Director

T Bank III to High Yield Fund - PT
By: Guggenheim Partners Investment Management, LLC, as Manager

	By:	/s/ Michael Damaso
	Name:	Michael Damaso
	Title:	Senior Managing Director

T Bank III to High Yield Fund - QP
By: Guggenheim Partners Investment Management, LLC, as Manager

08-08-12A10:30 RCVD

	By:	/s/ Michael Damaso
	Name:	Michael Damaso
	Title:	Senior Managing Director

Signature Page to Investor Rights Agreement

Sands Point Funding Ltd.
By: Guggenheim Partners Investment Management, LLC, as Manager

By:	/s/ Michael Damaso
Name:	Michael Damaso
Title:	Senior Managing Director

Odyssey Reinsurance Company
By: Guggenheim Partners Investment Management, LLC, as Manager

By:	/s/ Michael Damaso
Name:	Michael Damaso
Title:	Senior Managing Director

The North River Insurance Company
By: Guggenheim Partners Investment Management, LLC, as Manager

By:	/s/ Michael Damaso
Name:	Michael Damaso
Title:	Senior Managing Director

08-08-12A10:30 RCVD

Signature Page to Investor Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed this signature page to the Investor Right’s Agreement, dated as of July 26, 2012, by and among HMH Holdings (Delaware), Inc. and the other parties thereto.

INVESTORS:

Ticknor Corner, LLC
By: Guggenheim Partners Investment Management, LLC

By:	/s/ Michael Damaso
Name:	Michael Damaso
Title:	Senior Managing Director

Copper River CLO Ltd.
By: Guggenheim Partners Investment Management, LLC, as Collateral Manager

By:	/s/ Michael Damaso
Name:	Michael Damaso
Title:	Senior Managing Director

Kennecott Funding Ltd.
By: Guggenheim Partners Investment Management, LLC, as Collateral Manager

By:	/s/ Michael Damaso
Name:	Michael Damaso
Title:	Senior Managing Director

NZCG Funding Ltd
By: Guggenheim Partners Investment Management, LLC, as Manager

By:	/s/ Michael Damaso
Name:	Michael Damaso
Title:	Senior Managing Director

08-08-12A10:30 RCVD

Signature Page to Investor Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed this signature page to the Investor Right’s Agreement, dated as of 8/21, 2012, by and among HMH Holdings (Delaware), Inc. and the other parties thereto.

INVESTORS:	INDIVIDUAL STOCKHOLDER:

(Print Name)

(Signature)

PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER STOCKHOLDER:

TRILOGY PORTFOLIO COMPANY, LLC
(Print Name of Entity)

	By:	TRILOGY CAPITAL, LLC

	By:	/s/ John C. Kelty
(Signature)

JOHN C. KELTY, AUTHORIZED SIGNATORY
(Print Name and Title)

08-22-12P12:22 RCVD

Signature Page to Investor Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed this signature page to the Investor Right’s Agreement, dated as of Sept 12, 2012, by and among HMH Holdings (Delaware), Inc. and the other parties thereto.

INVESTORS:		INDIVIDUAL STOCKHOLDER:

(Print Name)

(Signature)

PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER STOCKHOLDER:

CVI GVF CLO 1 Ltd.

by Carval Investors, LLC its attorney-in-fact
(Print Name of Entity)

	By:	/s/ Tiffany Parr
(Signature)

Tiffany Parr (Print Name and Title)

09-13-12P12:08 RCVD

Signature Page to Investor Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed this signature page to the Investor Right’s Agreement, dated as of Sept 12, 2012, by and among HMH Holdings (Delaware), Inc. and the other parties thereto.

INVESTORS:		INDIVIDUAL STOCKHOLDER:

(Print Name)

(Signature)

PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER STOCKHOLDER:

CVI GVF (Lux) Master S.a.r.l.

by Carval Investors, LLC its attorney-in-fact
(Print Name of Entity)

	By:	/s/ Tiffany Parr
(Signature)

Tiffany Parr, Authorized Signer
(Print Name and Title)

09-13-12P12:08 RCVD

Signature Page to Investor Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed this signature page to the Investor Right’s Agreement, dated as of Sept. 25th, 2012, by and among HMH Holdings (Delaware), Inc. and the other parties thereto.

INVESTORS:		INDIVIDUAL STOCKHOLDER:

N/A
(Print Name)

N/A
(Signature)

PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER STOCKHOLDER:

MAGNOLIA FUNDING
(Print Name of Entity)

	By:	/s/ Richard Taylor
(Signature)

Richard Taylor Authorized Signatory
(Print Name and Title)

09-27-12P04:29 RCVD

Signature Page to Investor Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed this signature page to the Investor Right’s Agreement, dated as of             , 2012, by and among HMH Holdings (Delaware), Inc. and the other parties thereto.

INVESTORS:		INDIVIDUAL STOCKHOLDER:

(Print Name)

(Signature)

PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER STOCKHOLDER:

UBS AG, Stamford Branch
10-04-12A10:27 RCVD		(Print Name of Entity)

	By:	/s/ Darlene Arias
(Signature)

Darlene Arias Director Banking Products Services, US

/s/ Joselin Fernandes
(Print Name and Title)

Joselin Fernandes Associate Director Banking Products Services, US

Signature Page to Investor Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed this signature page to the Investor Right’s Agreement, dated as of Sept 28, 2012, by and among HMH Holdings (Delaware), Inc. and the other parties thereto.

INVESTORS:		INDIVIDUAL STOCKHOLDER:

(Print Name)

(Signature)

10-18-12P12:09 RCVD		PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER STOCKHOLDER:

Leverage Source IV, LLC
(Print Name of Entity)

	By:	/s/ Laurie Medley
(Signature)

Laurie Medley, Vice President
(Print Name and Title)

Signature Page to Investor Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed this signature page to the Investor Right’s Agreement, dated as of             , 2012, by and among HMH Holdings (Delaware), Inc. and the other parties thereto.

INVESTORS:	INDIVIDUAL STOCKHOLDER:

(Print Name)

(Signature)

10-18-12P05:44 RCVD	PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER STOCKHOLDER:

Oaktree Opportunities Fund VIII Delaware, L.P.

	By:	Oaktree Fund GP, LLC
	Its:	General Partner

	By:	Oaktree Fund GP I, L.P.
	Its:	Managing Member

	By:	/s/ Kenneth Liang
	Name:	Kenneth Liang
	Title:	Authorized Signatory

	By:	/s/ Armen Panossian
	Name:	Armen Panossian
	Title:	Authorized Signatory

Signature Page to Investor Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed this signature page to the Investor Right’s Agreement, dated as of             , 2012, by and among HMH Holdings (Delaware), Inc. and the other parties thereto.

INVESTORS:	INDIVIDUAL STOCKHOLDER:

(Print Name)

10-18-12 P05:44 RCVD	(Signature)

PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER STOCKHOLDER:

Oaktree Huntington Investment Fund, L.P.

	By:	Oaktree Huntington Investment Fund GP, L.P.
	Its:	General Partner

	By:	Oaktree Huntington Investment Fund GP Ltd.
	Its:	General Partner

	By:	Oaktree Capital Management, L.P.
	Its:	Director

	By:	/s/ Kenneth Liang
	Name:	Kenneth Liang
	Title:	Authorized Signatory

	By:	/s/ Armen Panossian
	Name:	Armen Panossian
	Title:	Authorized Signatory

Signature Page to Investor Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed this signature page to the Investor Right’s Agreement, dated as of             , 2012, by and among HMH Holdings (Delaware), Inc. and the other parties thereto.

INVESTORS:	INDIVIDUAL STOCKHOLDER:

(Print Name)

(Signature)

10-18-12 P05:44 RCVD	PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER STOCKHOLDER:

Oaktree Opportunities Fund VIII (Parallel 2), L.P.

	By:	Oaktree Opportunities Fund VIII GP, L.P.
	Its:	General Partner

	By:	Oaktree Opportunities Fund VIII GP Ltd.
	Its:	General Partner

	By:	Oaktree Capital Management, L.P.
	Its:	Director

	By:	/s/ Kenneth Liang
	Name:	Kenneth Liang
	Title:	Managing Director

	By:	/s/ Armen Panossian
	Name:	Armen Panossian
	Title:	Senior Vice President

Signature Page to Investor Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed this signature page to the Investor Right’s Agreement, dated as of 11/27, 2012, by and among HMH Holdings (Delaware), Inc. and the other parties thereto.

INVESTORS:		INDIVIDUAL STOCKHOLDER:

(Print Name)

(Signature)

PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER STOCKHOLDER:

Marathon CLO II Ltd.
(Print Name of Entity)

	By:	/s/ Jake Hyde
(Signature)

Jake Hyde Authorized Signatory
(Print Name and Title)

11-28-12Al0:39 RCVD

Signature Page to Investor Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed this signature page to the Investor Right’s Agreement, dated as of 12/12, 2012, by and among HMH Holdings (Delaware), Inc. and the other parties thereto.

INVESTORS:	INDIVIDUAL STOCKHOLDER:

(Print Name)

(Signature)

12-13-12A11:27 RCVD

PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER STOCKHOLDER:

THE ROYAL BANK OF SCOTLAND PLC
(Print Name of Entity)
	By:	RBS SECURITIES, INC., IT’S AGENT

	By:	/s/ Matthew S. Rosencrans
(Signature)

Matthew S. Rosencrans Vice President
(Print Name and Title)

Signature Page to Investor Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed this signature page to the Investor Right’s Agreement, dated as of 6/25, 2012, by and among HMH Holdings (Delaware), Inc. and the other parties thereto.

INVESTORS:		INDIVIDUAL STOCKHOLDER:

(Print Name)

(Signature)

PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER STOCKHOLDER:

Avenue International Master, L.P.
(Print Name of Entity)

	By:	/s/ Sonia E. Gardner
(Signature)

Sonia E. Gardner, Director of Avenue International Master GenPar, Ltd., its General Partner
(Print Name and Title)

06-27-12P02:58 RCVD

Signature Page to Investor Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed this signature page to the Investor Right’s Agreement, dated as of 6/25, 2012, by and among HMH Holdings (Delaware), Inc. and the other parties thereto.

INVESTORS:		INDIVIDUAL STOCKHOLDER:

(Print Name)

(Signature)

PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER STOCKHOLDER:

Avenue Investments, L.P.
(Print Name of Entity)

	By:	/s/ Sonia E. Gardner
(Signature)

Sonia E. Gardner, Member of Avenue Partners, LLC, its General Partner
(Print Name and Title)

06-27-12P02:57 RCVD

Signature Page to Investor Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed this signature page to the Investor Right’s Agreement, dated as of 6/25, 2012, by and among HMH Holdings (Delaware), Inc. and the other parties thereto.

INVESTORS:		INDIVIDUAL STOCKHOLDER:

(Print Name)

(Signature)

PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER STOCKHOLDER:

Avenue Special Opportunities Fund I, L.P.
(Print Name of Entity)

	By:	/s/ Sonia E. Gardner
(Signature)

Sonia E. Gardner, Member of GL SO Partners I, LLC, as Managing Member of Avenue SO Capital Partners I, LLC, its General Partner
(Print Name and Title)

06-27-12P02:58 RCVD

Signature Page to Investor Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed this signature page to the Investor Right’s Agreement, dated as of 6/25, 2012, by and among HMH Holdings (Delaware), Inc. and the other parties thereto.

INVESTORS:		INDIVIDUAL STOCKHOLDER:

(Print Name)

(Signature)

PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER STOCKHOLDER:

Avenue Special Situations Fund VI (Master), L.P.
(Print Name of Entity)

	By:	/s/ Sonia E. Gardner
(Signature)

Sonia E. Gardner, Member of GL Partners VI, LLC, as Managing Member of Avenue Capital Partners VI, LLC, its General Partner
(Print Name and Title)

06-27-12P02:58 RCVD

Signature Page to Investor Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed this signature page to the Investor Right’s Agreement, dated as of 6/25, 2012, by and among HMH Holdings (Delaware), Inc, and the other parties thereto.

INVESTORS:		INDIVIDUAL STOCKHOLDER:

(Print Name)

(Signature)

PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER STOCKHOLDER:

Managed Accounts Master Fund Services - MAP10
(Print Name of Entity)

	By:	/s/ Sonia E. Gardner
(Signature)

Sonia E. Gardner, Authorized Signatory
(Print Name and Title)

06-27-12P02:58 RCVD

Signature Page to Investor Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed this signature page to the Investor Right’s Agreement, dated as of             , 2012, by and among HMH Holdings (Delaware), Inc. and the other parties thereto.

INVESTORS:		INDIVIDUAL STOCKHOLDER:

(Print Name)

(Signature)

PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER STOCKHOLDER:

Knighthead Master Fund, LP By: Knighthead Capital Management, LLC, its Investment Manager
(Print Name of Entity)

	By:	/s/ Laura Torrado
(Signature)

Laura Torrado
Authorized Signatory
(Print Name and Title)

07-09-12A10:19 RCVD

Signature Page to Investor Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed this signature page to the Investor Right’s Agreement, dated as of             , 2012, by and among HMH Holdings (Delaware), Inc. and the other parties thereto.

INVESTORS:		INDIVIDUAL STOCKHOLDER:

(Print Name)

(Signature)

PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER STOCKHOLDER:

LMA SPC For and on behalf of the MAP84
Segregated Portfolio, By: Knighthead Capital Management, its Investment Advisor
(Print Name of Entity)

	By:	/s/ Laura Torrado
(Signature)

Laura Torrado Authorized Signatory
(Print Name and Title)

07-09-12A10:19 RCVD

Signature Page to Investor Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed this signature page to the Investor Right’s Agreement, dated as of             , 2012, by and among HMH Holdings (Delaware), Inc. and the other parties thereto.

INVESTORS:		INDIVIDUAL STOCKHOLDER:

(Print Name)

(Signature)

PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER STOCKHOLDER:

Anchorage Capital Master Offshore, Ltd.

BY: ANCHORAGE CAPITAL GROUP, L.L.C. ITS INVESTMENT MANAGER
(Print Name of Entity)

	By:	/S/ NATALIE A. BIRRELL
(Signature)

NATALIE A. BIRRELL CHIEF OPERATING OFFICER
(Print Name and Title)

07-18-12A09:57 RCVD

Signature Page to Investor Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed this signature page to the Investor Right’s Agreement, dated as of             , 2012, by and among HMH Holdings (Delaware), Inc. and the other parties thereto.

INVESTORS:		INDIVIDUAL STOCKHOLDER:

(Print Name)

(Signature)

PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER STOCKHOLDER:

Anchorage Illiquid Opportunities Offshore Master III, L.P.

BY: ANCHORAGE CAPITAL GROUP, L.L.C. ITS INVESTMENT MANAGER
(Print Name of Entity)

	By:	/S/ NATALIE A. BIRRELL
(Signature)

NATALIE A. BIRRELL CHIEF OPERATING OFFICER
(Print Name and Title)

07-18-12A09:57 RCVD

Signature Page to Investor Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed this signature page to the Investor Right’s Agreement, dated as of             , 2012, by and among HMH Holdings (Delaware), Inc. and the other parties thereto.

INVESTORS:		INDIVIDUAL STOCKHOLDER:

(Print Name)

(Signature)

PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER STOCKHOLDER:

Citigroup Global Markets Inc.
(Print Name of Entity)

	By:	/s/ Scott R. Evan
(Signature)

Scott R. Evan
Authorized Signatory
(Print Name and Title)

07-16-12P01:45 RCVD

Signature Page to Investor Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed this signature page to the Investor Right’s Agreement, dated as of             , 2012, by and among HMH Holdings (Delaware), Inc. and the other parties thereto.

INVESTORS:		INDIVIDUAL STOCKHOLDER:

(Print Name)

(Signature)

PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER STOCKHOLDER:

Merrill Lynch, Pierce, Fenner & Smith Incorporated
(Print Name of Entity)

	By:	/s/ Erik S. Grossman
(Signature)

Erik S. Grossman
Vice President
(Print Name and Title)

07-13-12A11:52 RCVD

Signature Page to Investor Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed this signature page to the Investor Right’s Agreement, dated as of             , 2012, by and among HMH Holdings (Delaware), Inc. and the other parties thereto.

INVESTORS:		INDIVIDUAL STOCKHOLDER:

(Print Name)

(Signature)

PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER STOCKHOLDER:

GRF Master Fund II, L.P.

BY: ANCHORAGE CAPITAL GROUP, L.L.C.
ITS INVESTMENT MANAGER
(Print Name of Entity)

	By:	/S/ NATALIE A. BIRRELL
(Signature)

NATALIE A. BIRRELL CHIEF OPERATING OFFICER
(Print Name and Title)

07-18-12A09:57 RCVD

Signature Page to Investor Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed this signature page to the Investor Right’s Agreement, dated as of 7/10, 2012, by and among HMH Holdings (Delaware), Inc. and the other parties thereto.

INVESTORS:		INDIVIDUAL STOCKHOLDER:

(Print Name)

(Signature)

PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER STOCKHOLDER:

Esopus Creek Value Series Fund LP- Series A
(Print Name of Entity)

	By:	/s/ Andrew L. Sole
(Signature)

Andrew L. Sole, Managing Member
(Print Name and Title)

07-26-12P01:51 RCVD

Signature Page to Investor Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed this signature page to the Investor Right’s Agreement, dated as of 7-30, 2012, by among and among HMH Holdings (Delaware), Inc. and the other parties thereto.

INVESTORS:	INDIVIDUAL STOCKHOLDER:

Barclays Capital Inc
(Print Name)

(Signature)

PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER STOCKHOLDER:

Barclays Capital Inc
(Print Name of Entity)

By:
(Signature)

(Print Name and Title)

07-31-12A09:35 RCVD

Signature Page to Investor Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed this signature page to the Investor Right’s Agreement, dated as of             , 2012, by among and among HMH Holdings (Delaware), Inc. and the other parties thereto.

INVESTORS:		INDIVIDUAL STOCKHOLDER:

(Print Name)

(Signature)

PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER STOCKHOLDER:

Goldman Sachs Asset Management on behalf of - Mead Westvaco.
(Print Name of Entity)

	By:	/s/ Stuart Matthews
(Signature)

Stuart Matthews - Vice President
(Print Name and Title)

Signature Page to Investor Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed this signature page to the Investor Right’s Agreement, dated as of             , 2012, by among and among HMH Holdings (Delaware), Inc. and the other parties thereto.

INVESTORS:		INDIVIDUAL STOCKHOLDER:
[date stamp unreadable]

(Print Name)

(Signature)
PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER STOCKHOLDER:
Goldman Sachs Asset Management on behalf of - Blackrock Phillips High Yield - USD.
(Print Name of Entity)
	By:	/s/ Stuart Matthews
(Signature)
Stuart Matthews - Vice President
(Print Name and Title)

Signature Page to Investor Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed this signature page to the Investor Right’s Agreement, dated as of             , 2012, by and among HMH Holdings (Delaware), Inc. and the other parties thereto.

INVESTORS:		INDIVIDUAL STOCKHOLDER:

(Print Name)
08-20-12A10:30 RCVD

(Signature)
PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER STOCKHOLDER:
Goldman Sachs Asset Management on behalf of - GMAM Broad Scope High Yield Strategy.
(Print Name of Entity)
	By:	/s/ Stuart Matthews
(Signature)
Stuart Matthews - Vice President
(Print Name and Title)

Signature Page to Investor Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed this signature page to the Investor Right’s Agreement, dated as of             , 2012, by and among HMH Holdings (Delaware), Inc. and the other parties thereto.

INVESTORS:		INDIVIDUAL STOCKHOLDER:
08-20-12A10:30 RCVD
(Print Name)

(Signature)
PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER STOCKHOLDER:
Goldman Sachs Asset Management on behalf of - Goldman Sachs Global High Yield.
(Print Name of Entity)
	By:	/s/ Stuart Matthews
(Signature)
Stuart Matthews - Vice President
(Print Name and Title)

Signature Page to Investor Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed this signature page to the Investor Right’s Agreement, dated as of             , 2012, by and among HMH Holdings (Delaware), Inc. and the other parties thereto.

INVESTORS:		INDIVIDUAL STOCKHOLDER:
08-20-12A10:30 RCVD

(Print Name)

(Signature)
PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER STOCKHOLDER:
Goldman Sachs Asset Management on behalf of - GS High Yield Fund.
(Print Name of Entity)
	By:	/s/ Stuart Matthews
(Signature)
Stuart Matthews - Vice President
(Print Name and Title)

Signature Page to Investor Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed this signature page to the Investor Right’s Agreement, dated as of             , 2012, by and among HMH Holdings (Delaware), Inc. and the other parties thereto.

INVESTORS:		INDIVIDUAL STOCKHOLDER:

(Print Name)
08-20-12A10:30 RCVD

(Signature)
PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER STOCKHOLDER:
Goldman Sachs Asset Management on behalf of - The Regents of the University of California
(Print Name of Entity)
	By:	/s/ Stuart Matthews
(Signature)
Stuart Matthews - Vice President
(Print Name and Title)

Signature Page to Investor Rights Agreement

IN WITNESS WHEREOF, the undersigned has executed this signature page to the Investor Right’s Agreement, dated as of June 22, 2012, by and among HMH Holdings (Delaware), Inc. and the other parties thereto.

INVESTORS:	INDIVIDUAL STOCKHOLDER:

(Print Name)

(Signature)
PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER STOCKHOLDER:
Helaba INVEST for account HI-MAI Segment HI-GS, GHY-SFonds
(Print Name of Entity)
	By:	/s/ Gerald Bös	/s/ B.BAUER
(Signature)
	Gerald Bös		B.BAUER
	(Print Name and Title)		(Relationship manager)
(Team leader Relationship management)

Signature Page for Investor Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed this signature page to the Investor Right’s Agreement, dated as of             , 2012, by and among HMH Holdings (Delaware), Inc. and the other parties thereto.

INVESTORS:		INDIVIDUAL STOCKHOLDER:

(Print Name)

(Signature)

PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER STOCKHOLDER:

Anchorage Capital Master Offshore, Ltd.
(Print Name of Entity)

	By:	/s/ Dan Allen
(Signature)

Dan Allen, Senior Portfolio Manager
(Print Name and Title)
Anchorage Capital Group, L.L.C. its Investment Manager

Signature Page to Investor Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed this signature page to the Investor Right’s Agreement, dated as of             , 2012, by and among HMH Holdings (Delaware), Inc. and the other parties thereto.

INVESTORS:		INDIVIDUAL STOCKHOLDER:

(Print Name)

(Signature)

PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER STOCKHOLDER:

Anchorage Illiquid Opportunities Offshore Master III, L.P.
(Print Name of Entity)

	By:	/s/ Dan Allen
(Signature)

Dan Allen, Senior Portfolio Manager
(Print Name and Title)
Anchorage Capital Group, L.L.C. its Investment Manager

Signature Page to Investor Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed this signature page to the Investor Right’s Agreement, dated as of             , 2012, by and among HMH Holdings (Delaware), Inc. and the other parties thereto.

INVESTORS:		INDIVIDUAL STOCKHOLDER:

(Print Name)

(Signature)

PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER STOCKHOLDER:

GRF Master Fund II, L.P.
(Print Name of Entity)

	By:	/s/ Dan Allen
(Signature)

Dan Allen, Senior Portfolio Manager
(Print Name and Title)
Anchorage Capital Group, L.L.C. its Investment Manager

Signature Page to Investor Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed this signature page to the Investor Right’s Agreement, dated as of             , 2012, by and among HMH Holdings (Delaware), Inc. and the other parties thereto.

INVESTORS:		INDIVIDUAL STOCKHOLDER:

(Print Name)

(Signature)

PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER STOCKHOLDER:

Goldman Sachs Asset Management on behalf of - Goldman Sachs Global High Yield Portfolio II.
(Print Name of Entity)

	By:	/s/ Stuart Matthews
(Signature)

Stuart Matthews - Vice President
(Print Name and Title)

09-05-12P04:46 RCVD

Signature Page to Investor Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed this signature page to the Investor Right’s Agreement, dated as of             , 2012, by and among HMH Holdings (Delaware), Inc. and the other parties thereto.

INVESTORS:		INDIVIDUAL STOCKHOLDER:

(Print Name)

(Signature)

PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER STOCKHOLDER:

Goldman Sachs Asset Management on behalf of - Investerings Laegernes Pensions investerings
(Print Name of Entity)

	By:	/s/ Stuart Matthews
(Signature)

Stuart Matthews - Vice President
(Print Name and Title)

09-05-12P04:46 RCVD

Signature Page to Investor Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed this signature page to the Investor Right’s Agreement, dated as of             , 2012, by and among HMH Holdings (Delaware), Inc. and the other parties thereto.

INVESTORS:		INDIVIDUAL STOCKHOLDER:

(Print Name)

(Signature)

PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER STOCKHOLDER:

Goldman Sachs Asset Management on behalf of - Investerings foreningen Laegernes Pensions investings - High Yield II
(Print Name of Entity)

	By:	/s/ Stuart Matthews
(Signature)

Stuart Matthews - Vice President
(Print Name and Title)

Signature Page to Investor Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed this signature page to the Investor Right’s Agreement, dated as of             , 2012, by and among HMH Holdings (Delaware), Inc. and the other parties thereto.

INVESTORS:		INDIVIDUAL STOCKHOLDER:

(Print Name)

(Signature)
09-05-12P04:47 RCVD

PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER STOCKHOLDER:

OHA Asia Customized Credit Fund, L.P.
(Print Name of Entity)

	By:	/s/ Robert B. Okun
(Signature)

Robert B. Okun, Authorized Signatory
(Print Name and Title)

Signature Page to Investor Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed this signature page to the Investor Right’s Agreement, dated as of             , 2012, by and among HMH Holdings (Delaware), Inc. and the other parties thereto.

INVESTORS:		INDIVIDUAL STOCKHOLDER:

(Print Name)

(Signature)
09-05-12P04:47 RCVD

PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER STOCKHOLDER:

OHA Strategic Credit Master Fund II, L.P.
(Print Name of Entity)

	By:	/s/ Robert B. Okun
(Signature)

Robert B. Okun, Authorized Signatory
(Print Name and Title)

Signature Page to Investor Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed this signature page to the Investor Right’s Agreement, dated as of             , 2012, by and among HMH Holdings (Delaware), Inc. and the other parties thereto.

INVESTORS:		INDIVIDUAL STOCKHOLDER:

(Print Name)

(Signature)

PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER STOCKHOLDER:

OHA Strategic Credit Master Fund, L.P.
(Print Name of Entity)

	By:	/s/ Robert B. Okun
(Signature)

Robert B. Okun, Authorized Signatory
(Print Name and Title)

09-05-12P04:47 RCVD

Signature Page to Investor Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed this signature page to the Investor Right’s Agreement, dated as of             , 2012, by and among HMH Holdings (Delaware), Inc. and the other parties thereto.

INVESTORS:		INDIVIDUAL STOCKHOLDER:

(Print Name)

(Signature)

PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER STOCKHOLDER:

(Print Name of Entity)

	By:	/s/ Alfred Tom
(Signature)

Alfred Tom, Senior Associate
(Print Name and Title)

09-05-12P04:46 RCVD

Signature Page to Investor Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed this signature page to the Investor Right’s Agreement, dated as of             , 2012, by and among HMH Holdings (Delaware), Inc. and the other parties thereto.

INVESTORS:		INDIVIDUAL STOCKHOLDER:

(Print Name)

(Signature)

PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER STOCKHOLDER:

PNC High Yield Bond Fund
(Print Name of Entity)

	By:	/s/ John Kernan
(Signature)

John Kernan, Treasurer
(Print Name and Title)

09-05-12P04:46 RCVD

Signature Page to Investor Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed this signature page to the Investor Right’s Agreement, dated as of             , 2012, by and among HMH Holdings (Delaware), Inc. and the other parties thereto.

INVESTORS:		INDIVIDUAL STOCKHOLDER:

(Print Name)

(Signature)

PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER STOCKHOLDER:

PNC Total Return Advantage Fund
(Print Name of Entity)

	By:	/s/ John Kernan
(Signature)

John Kernan, Treasurer
(Print Name and Title)

09-05-12P04:46 RCVD

Signature Page to Investor Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed this signature page to the Investor Right’s Agreement, dated as of 9/5, 2012, by and among HMH Holdings (Delaware), Inc. and the other parties thereto.

INVESTORS:		INDIVIDUAL STOCKHOLDER:

(Print Name)

(Signature)

PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER STOCKHOLDER:

Silver Point Capital Fund LP
(Print Name of Entity)

	By:	/s/ David F. Steinmetz
(Signature)

David F. Steinmetz
Authorized Signatory
(Print Name and Title)

09-06-12A09:37 RCVD

Signature Page to Investor Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed this signature page to the Investor Right’s Agreement, dated as of             , 2012, by and among HMH Holdings (Delaware), Inc. and the other parties thereto.

INVESTORS:		INDIVIDUAL STOCKHOLDER:

(Print Name)

(Signature)

PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER STOCKHOLDER:

Silver Point Capital Offshore Master Funds
(Print Name of Entity)

	By:	/s/ David Steinmetz
(Signature)

David F. Steinmetz
Authorized Signatory
(Print Name and Title)

[date stamp unreadable]

Signature Page to Investor Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed this signature page to the Investor Right’s Agreement, dated as of             , 2012, by and among HMH Holdings (Delaware), Inc. and the other parties thereto.

INVESTORS:		INDIVIDUAL STOCKHOLDER:

(Print Name)

(Signature)

PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER STOCKHOLDER:

Citigroup Global Markets Inc.
(Print Name of Entity)

	By:	/s/ BRIAN BLESSING
(Signature)

BRIAN BLESSING
AUTHORIZED SIGNATORY
(Print Name and Title)

10-26-12P01:18 RCVD

Signature Page to Investor Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed this signature page to the Investor Right’s Agreement, dated as of             , 2012, by and among HMH Holdings (Delaware), Inc. and the other parties thereto.

INVESTORS:		INDIVIDUAL STOCKHOLDER:

(Print Name)

(Signature)

PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER STOCKHOLDER:

Guggenheim Life an Annuity Company
(Print Name of Entity)

	By:	/s/ Mary Drummond
(Signature)

Mary Drummond, Guggenheim Partners as Investment Advisor for above
(Print Name and Title)

10-19-12A10:27 RCVD

Signature Page to Investor Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed this signature page to the Investor Right’s Agreement, dated as of             , 2012, by and among HMH Holdings (Delaware), Inc. and the other parties thereto.

INVESTORS:		INDIVIDUAL STOCKHOLDER:

(Print Name)

(Signature)

[date stamp unreadable]		PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER STOCKHOLDER:

Lerner Enterprises, LLC
(Print Name of Entity)

	By:	/s/ Robert B. Okun
(Signature)

Robert B. Okun, Authorized Signatory
(Print Name and Title)

Signature Page to Investor Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed this signature page to the Investor Right’s Agreement, dated as of             , 2012, by and among HMH Holdings (Delaware), Inc. and the other parties thereto.

INVESTORS:		INDIVIDUAL STOCKHOLDER:

(Print Name)

(Signature)

10-18-12P05:46 RCVD		PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER STOCKHOLDER:

OHA Hedged Credit Master, L.P.
(Print Name of Entity)

	By:	/s/ Robert B. Okun
(Signature)

Robert B. Okun, Authorized Signatory
(Print Name and Title)

Signature Page to Investor Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed this signature page to the Investor Right’s Agreement, dated as of             , 2012, by and among HMH Holdings (Delaware), Inc. and the other parties thereto.

INVESTORS:		INDIVIDUAL STOCKHOLDER:

(Print Name)

(Signature)

PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER STOCKHOLDER:

PAULSON CREDIT OPPORTUNITIES MASTER LTD
(Print Name of Entity)

	By:	/s/ STUART MERZER
(Signature)

STUART MERZER, AUTHORIZED SIGNATORY
(Print Name and Title)

10-18-12P05:47 RCVD

Signature Page to Investor Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed this signature page to the Investor Right’s Agreement, dated as of             , 2012, by and among HMH Holdings (Delaware), Inc. and the other parties thereto.

INVESTORS:		INDIVIDUAL STOCKHOLDER:

(Print Name)

(Signature)

[date stamp unreadable]		PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER STOCKHOLDER:

PP OPPORTUNITIES LTD.
(Print Name of Entity)

	By:	/s/ STUART MERZER
(Signature)

STUART MERZER, AUTHORIZED SIGNATORY
(Print Name and Title)

Signature Page to Investor Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed this signature page to the Investor Right’s Agreement, dated as of 12/12, 2012, by and among HMH Holdings (Delaware), Inc. and the other parties thereto.

INVESTORS:	INDIVIDUAL STOCKHOLDER:

(Print Name)

(Signature)

PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER STOCKHOLDER:

RBC IS FOR GOLDMAN SACHS ASSET MNGT. on behalf of : MEDIOLANUM TOP MANAGERS FD.
(Print Name of Entity)

	By:	/s/ Patrick Bailly	/s/ Alexander Bauer
(Signature)

	Patrick Bailly		Alexander Bauer
	Manager Corporate Actions		Manager Research and Control

(Print Name and Title)

12-18-12P12:02 RCVD

Signature Page to Investor Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed this signature page to the Investor Right’s Agreement, dated as of             , 2012, by and among HMH Holdings (Delaware), Inc. and the other parties thereto.

INVESTORS:		INDIVIDUAL STOCKHOLDER:

(Print Name)

(Signature)

PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER STOCKHOLDER:

Midland National Life Insurance & Annuity Co
(Print Name of Entity)

	By:	/s/ Mary Drummond
(Signature)

Mary Drummond, Guggenheim Partners as Investment Advisor for above
(Print Name and Title)

10-19-12A10:27 RCVD

Signature Page to Investor Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed this signature page to the Investor Right’s Agreement, dated as of             , 2012, by and among HMH Holdings (Delaware), Inc. and the other parties thereto.

INVESTORS:		INDIVIDUAL STOCKHOLDER:

(Print Name)

(Signature)

PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER STOCKHOLDER:

SilverPoint Capital Fund, LP
(Print Name of Entity)

	By:	/s/ David Steinmetz
(Signature)

David F. Steinmetz
Authorized Signatory
(Print Name and Title)

10-23-12A11:11 RCVD

Signature Page to Investor Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed this signature page to the Investor Right’s Agreement, dated as of             , 2012, by and among HMH Holdings (Delaware), Inc. and the other parties thereto.

INVESTORS:		INDIVIDUAL STOCKHOLDER:

(Print Name)

(Signature)

PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER STOCKHOLDER:

Silver Point Capital Offshore Master Fund, LP
(Print Name of Entity)

	By:	/s/ David F. Steinmetz
(Signature)

David F. Steinmetz
Authorized Signatory
(Print Name and Title)

10-23-12A11:11 RCVD

Signature Page to Investor Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed this signature page to the Investor Right’s Agreement, dated as of             , 2012, by and among HMH Holdings (Delaware), Inc. and the other parties thereto.

INVESTORS:		INDIVIDUAL STOCKHOLDER:

(Print Name)

(Signature)

PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER STOCKHOLDER:

Goldman Sachs Asset Management on behalf of - Lyondell Master Trust - High Yield.
(Print Name of Entity)

	By:	/s/ Stuart Matthews
(Signature)

Stuart Matthews - Vice President
(Print Name and Title)

11-05-12A10:41 RCVD

Signature Page to Investor Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed this signature page to the Investor Right’s Agreement, dated as of 10/23, 2012, by and among HMH Holdings (Delaware), Inc. and the other parties thereto.

INVESTORS:		INDIVIDUAL STOCKHOLDER:

(Print Name)

Signature)

11-06-12P04:45 RCVD

PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER STOCKHOLDER:

CCM Pension - A, LLC
(Print Name of Entity)

	By:	/s/ Michael Restifo
(Signature)

Michael Restifo CFO
(Print Name and Title)

Signature Page to Investor Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed this signature page to the Investor Right’s Agreement, dated as of 10/23, 2012, by and among HMH Holdings (Delaware), Inc. and the other parties thereto.

INVESTORS:		INDIVIDUAL STOCKHOLDER:

(Print Name)

(Signature)

PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER STOCKHOLDER:

CCM Pension - B LLC
(Print Name of Entity)

	By:	/s/ Michael Restifo
(Signature)

Michael Restifo CFO
(Print Name and Title)

11-06-12P04:46 RCVD

Signature Page to Investor Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed this signature page to the Investor Right’s Agreement, dated as of 10/23, 2012, by and among HMH Holdings (Delaware), Inc. and the other parties thereto.

INVESTORS:		INDIVIDUAL STOCKHOLDER:

(Print Name)

11-06-12P04:46 RCVD

(Signature)

PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER STOCKHOLDER:

CCM Pension - C LLC
(Print Name of Entity)

	By:	/s/ Michael Restifo
(Signature)

Michael Restifo CFO
(Print Name and Title)

Signature Page to Investor Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed this signature page to the Investor Right’s Agreement, dated as of 10/23, 2012, by and among HMH Holdings (Delaware), Inc. and the other parties thereto.

INVESTORS:		INDIVIDUAL STOCKHOLDER:

(Print Name)

11-06-12P04:46 RCVD

(Signature)

PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER STOCKHOLDER:

Contrarian Advantage Master Fund I Limited
(Print Name of Entity)

	By:	/s/ Michael Restifo
(Signature)

Michael Restifo, CFO
(Print Name and Title)

Signature Page to Investor Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed this signature page to the Investor Right’s Agreement, dated as of 10/23, 2012, by and among HMH Holdings (Delaware), Inc. and the other parties thereto.

INVESTORS:		INDIVIDUAL STOCKHOLDER:

(Print Name)

(Signature)

PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER STOCKHOLDER:

Contrarian Capital Fund I, LP
(Print Name of Entity)

	By:	/s/ Michael Restifo
(Signature)

Michael Restifo, CFO
(Print Name and Title)

11-06-12P04:44 RCVD

Signature Page to Investor Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed this signature page to the Investor Right’s Agreement, dated as of             , 2012, by and among HMH Holdings (Delaware), Inc. and the other parties thereto.

INVESTORS:		INDIVIDUAL STOCKHOLDER:

(Print Name)

(Signature)

PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER STOCKHOLDER:

Contrarian Capital Senior Secured, LP
(Print Name of Entity)

	By:	/s/ Michael Restifo
(Signature)

Michael Restifo, CFO
(Print Name and Title)

11-06-12P04:45 RCVD

Signature Page to Investor Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed this signature page to the Investor Right’s Agreement, dated as of 10/23, 2012, by and among HMH Holdings (Delaware), Inc. and the other parties thereto.

INVESTORS:		INDIVIDUAL STOCKHOLDER:

(Print Name)

(Signature)

PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER STOCKHOLDER:

Contrarian Capital Trade Claims, LP
(Print Name of Entity)

	By:	/s/ Michael Restifo
(Signature)

Michael Restifo, CFO
(Print Name and Title)

11-06-12P04:45 RCVD

Signature Page to Investor Rights Agreement

IN WITNESS WHEREOF, the undersigned has executed this signature page to the Investor Right’s Agreement, dated as of June 22, 2012, by and among HMH Holdings (Delaware), Inc. and the other parties thereto.

INVESTORS:		INDIVIDUAL STOCKHOLDER:

(Print Name)

(Signature)

PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER STOCKHOLDER:

Credit Suisse Securities (USA) LLC
(Print Name of Entity)

	By:	/s/ Christopher S. Campbell
(Signature)

Christopher S. Campbell, Director
(Print Name and Title)

11-15-12P12:09 RCVD

Signature Page for Investor Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed this signature page to the Investor Right’s Agreement, dated as of             , 2012, by and among HMH Holdings (Delaware), Inc. and the other parties thereto.

INVESTORS:		INDIVIDUAL STOCKHOLDER:

(Print Name)

(Signature)

PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER STOCKHOLDER:

Permal Contrarian Fund I Ltd.
(Print Name of Entity)

	By:	/s/ Authorized Signatory
(Signature)

Saintco Ltd., Director
(Print Name and Title)

11-20-12P12:02 RCVD

Signature Page to Investor Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed this signature page to the Investor Right’s Agreement, dated as of 10/01, 2012, by and among HMH Holdings (Delaware), Inc. and the other parties thereto.

INVESTORS:		INDIVIDUAL STOCKHOLDER:

(Print Name)

(Signature)

PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER STOCKHOLDER:

The Guggenheim Portable Alpha Solution
(Print Name of Entity)

	By:	/s/ Mary Drummond
(Signature)

Mary Drummond, Guggenheim Partners
(Print Name and Title)

As Investment Advisor for above

11-20-12P12:02 RCVD

Signature Page to Investor Rights Agreement

IN WITNESS WHEREOF, the undersigned has executed this signature page to the Investor Right’s Agreement, dated as of June 22, 2012, by and among HMH Holdings (Delaware), Inc. and the other parties thereto.

INVESTORS:		INDIVIDUAL STOCKHOLDER:

(Print Name)

(Signature)

PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER STOCKHOLDER:

AllianceBernstein as IM on Behalf of the Noteholders
(Print Name of Entity)

	By:	/s/ Jason Walker
(Signature)

Jason Walker, AVP AllianceBernstein (210) 384-6132
(Print Name and Title)

Signature Page for Investor Rights Agreement

IN WITNESS WHEREOF, the undersigned has executed this signature page to the Investor Right’s Agreement, dated as of June 22, 2012, by and among HMH Holdings (Delaware), Inc. and the other parties thereto.

INVESTORS:		INDIVIDUAL STOCKHOLDER:

(Print Name)

(Signature)

PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER STOCKHOLDER:

AllianceBernstein as IM on Behalf of the Noteholders
(Print Name of Entity)

	By:	/s/ Jason Walker
(Signature)

Jason Walker, AVP AllianceBernstein (210) 384-6132
(Print Name and Title)

Signature Page for Investor Rights Agreement

IN WITNESS WHEREOF, the undersigned has executed this signature page to the Investor Right’s Agreement, dated as of June 22, 2012, by and among HMH Holdings (Delaware), Inc. and the other parties thereto.

INVESTORS:		INDIVIDUAL STOCKHOLDER:

(Print Name)

(Signature)

PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER STOCKHOLDER:

AllianceBernstein as IM on Behalf of the Noteholders
(Print Name of Entity)

	By:	/s/ Jason Walker
(Signature)

Jason Walker, AVP AllianceBernstein (210) 384-6132
(Print Name and Title)

Signature Page for Investor Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed this signature page to the Investor Right’s Agreement, dated as of 10/1, 2012, by and among HMH Holdings (Delaware), Inc. and the other parties thereto.

INVESTORS:	INDIVIDUAL STOCKHOLDER:

SEI US High Yield Bond Fund
(Print Name)

/s/ Mary Drummond, Guggenheim Partners as Asset Mgr for above
(Signature)

PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER STOCKHOLDER:

(Print Name of Entity)

By:
(Signature)

(Print Name and Title)

11-29-12A11:27 RCVD

Signature Page to Investor Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed this signature page to the Investor Right’s Agreement, dated as of 8/8, 2012, by and among HMH Holdings (Delaware), Inc. and the other parties thereto.

INVESTORS:		INDIVIDUAL STOCKHOLDER:

(Print Name)

(Signature)

PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER STOCKHOLDER:

Mary Drummond as Asset Manager for CNI Charter High Yield Bond Fund
(Print Name of Entity)

	By:	/s/ Mary Drummond
(Signature)

Mary Drummond, Guggenheim Partners
(Print Name and Title)

Signature Page to Investor Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed this signature page to the Investor Right’s Agreement, dated as of             , 2012, by and among HMH Holdings (Delaware), Inc. and the other parties thereto.

INVESTORS:		INDIVIDUAL STOCKHOLDER:

(Print Name)

(Signature)

PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER STOCKHOLDER:

SEI IIT High Yield Bond Fund
(Print Name of Entity)

	By:	/s/ Mary Drummond
(Signature)

Mary Drummond, Guggenheim Partners
(Print Name and Title)

as Asset Manager for Above

Signature Page to Investor Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed this signature page to the Investor Right’s Agreement, dated as of 8/8, 2012, by and among HMH Holdings (Delaware), Inc. and the other parties thereto.

INVESTORS:		INDIVIDUAL STOCKHOLDER:

(Print Name)

(Signature)

PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER STOCKHOLDER:

SEI IMT High Yield Bond Fund
(Print Name of Entity)

	By	/s/ Mary Drummond
(Signature)

Mary Drummond, Guggenheim Partners
(Print Name and Title)

As Asset Manager for Above

Signature Page to Investor Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed this signature page to the Investor Right’s Agreement, dated as of             , 2012, by and among HMH Holdings (Delaware), Inc. and the other parties thereto.

INVESTORS:		INDIVIDUAL STOCKHOLDER:

(Print Name)

(Signature)

PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER STOCKHOLDER:

Sirius Investment Fund SICAV-SIF
(Print Name of Entity)

	By:	/s/ Robert B. Okun
(Signature)

Robert B. Okun, Authorized Signatory
(Print Name and Title)

Signature Page to Investor Rights Agreement

ACKNOWLEDGMENT AND AGREEMENT

Joinder to Investor Rights Agreement

Relating to HMH Holdings (Delaware), Inc. Common Stock

The undersigned (the “Transferee”) wishes to receive from Merrill Lynch, Pierce, Fenner & Smith Incorporated (the “Transferor”) 100,000 shares, par value $.01 per share, of Common Stock (the “Common Shares”), of HMH Holdings (Delaware), Inc., a Delaware corporation (the “Company”);

The Common Shares are subject to that certain Investor Rights Agreement, dated as of June 22, 2012 and as further amended from time to time (the “Agreement”), by and among the Company and certain stockholders named therein, with capitalized terms used herein and not otherwise defined being given the meaning in the Agreement;

The Transferee has been given a true, correct and complete copy of the Agreement and afforded ample opportunity to read it, and the Transferee is thoroughly familiar with its terms;

Pursuant to the terms of the Agreement, the Transferor is prohibited from transferring the Common Shares until the Transferee of such Common Shares acknowledges the terms and conditions of the Agreement and agrees to be bound thereby; and

The Transferee wishes to receive such Common Shares;

NOW, THEREFORE, in consideration of the mutual premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and to induce the Transferor to transfer such Common Shares to the Transferee and the Company to permit such transfer, the Transferee does hereby acknowledge and agree that (i) the Transferee has been given a true, correct and complete copy of the Agreement, has had ample opportunity to read it, and is thoroughly familiar with its terms, (ii) the Common Shares are subject to the terms and conditions set forth in the Agreement and (iii) the Transferee shall become a party to the Agreement and shall be fully bound by, and subject to, all of the covenants, terms and conditions of the Agreement as though an original party thereto.

Signed this 11 day of July 2013,

BY: D.E SHAW GALVANIC PORTFOLIOS, L.L.C.

By:	/s/ Joshua Swatland
Name:	Joshua Swatland
Title:	Authorised Signatory

dc-722810

ACKNOWLEDGMENT AND AGREEMENT

Joinder to Investor Rights Agreement

Relating to HMH Holdings (Delaware), Inc. Common Stock

The undersigned (the “Transferee”) wishes to receive, from King Street Acquisition Company, L.L.C., 22,442 shares, par value $.01 per share, of Common Stock ), (the “Common Shares”), of HMH Holdings (Delaware), Inc., a Delaware corporation (the “Company”);

The Common Shares are subject to that certain Investor Rights Agreement, dated as of June 22, 2012 and as further amended from time to time (the “Agreement”), by and among the Company and certain stockholders named therein, with capitalized terms used herein and not otherwise defined being given the meaning in the Agreement;

The Transferee has been given a copy of the Agreement and afforded ample opportunity to read it, and the Transferee is thoroughly familiar with its terms;

Pursuant to the terms of the Agreement, the Transferor is prohibited from transferring the Common Shares until the Transferee of such Common Shares acknowledges the terms and conditions of the Agreement and agrees to be bound thereby; and

The Transferee wishes to receive such Common Shares;

NOW, THEREFORE, in consideration of the mutual premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and to induce the Transferor to transfer such Common Shares to the Transferee and the Company to permit such transfer, the Transferee does hereby acknowledge and agree that (i) the Transferee has been given a copy of the Agreement and ample opportunity to read it, and is thoroughly familiar with its terms, (ii) the Common Shares are subject to the terms and conditions set forth in the Agreement and (iii) the Transferee shall become a party to the Agreement and shall be fully bound by, and subject to, all of the covenants, terms and conditions of the Agreement as though an original party thereto.

Signed this 3rd day of Sept. 2013,

SEA PORT GROUP SECURITIES, LLC (Transferee)
By The Seaport Group LLC, its Sole Member

By:	/s/ Jonathan Silverman
	Name:	Jonathan Silverman
	Title:	General Counsel

ACKNOWLEDGMENT AND AGREEMENT

Joinder to Investor Rights Agreement

Relating to HMH Holdings (Delaware), Inc. Common Stock

The undersigned (the “Transferee”) wishes to receive, from Citigroup Global Markets Inc., 25,000 shares, par value $.01 per share, of Common Stock (the “Common Shares”), of HMH Holdings (Delaware), Inc., a Delaware corporation (the “Company”);

The Common Shares are subject to that certain Investor Rights Agreement, dated as of June 22, 2012 and as further amended from time to time (the “Agreement”), by and among the Company and certain stockholders named therein, with capitalized terms used herein and not otherwise defined being given the meaning in the Agreement;

The Transferee has been given a copy of the Agreement and afforded ample opportunity to read it, and the Transferee is thoroughly familiar with its terms;

Pursuant to the terms of the Agreement, the Transferor is prohibited from transferring the Common Shares until the Transferee of such Common Shares acknowledges the terms and conditions of the Agreement and agrees to be bound thereby; and

The Transferee wishes to receive such Common Shares;

NOW, THEREFORE, in consideration of the mutual premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and to induce the Transferor to transfer such Common Shares to the Transferee and the Company to permit such transfer, the Transferee does hereby acknowledge and agree that (i) the Transferee has been given a copy of the Agreement and ample opportunity to read it, and is thoroughly familiar with its terms, (ii) the Common Shares are subject to the terms and conditions set forth in the Agreement and (iii) the Transferee shall become a party to the Agreement and shall be fully bound by, and subject to, all of the covenants, terms and conditions of the Agreement as though an original party thereto.

Signed this 30th day of April, 2013,

MATLINPATTERSON FUND IV (HEDGE) MASTER ACCOUNT L.P., as Transferee

By: MatlinPatterson Global Advisers LLC, as Advisor for MatlinPatterson Fund IV (Hedge) Master Account L.P.

By:	/s/ Sherry Gao
	Name:	Sherry Gao
	Title:	Controller

dc-713606

ACKNOWLEDGMENT AND AGREEMENT

Joinder to Investor Rights Agreement

Relating to HMH Holdings (Delaware), Inc. Common Stock

The undersigned (the “Transferee”) wishes to receive, from Morgan Stanley & Co. LLC 25,000 shares, par value $.01 per share, of Common Stock (the “Common Shares”), of HMH Holdings (Delaware), Inc., a Delaware corporation (the “Company”);

The Common Shares are subject to that certain Investor Rights Agreement, dated as of June 22, 2012 and as further amended from time to time (the “Agreement”), by and among the Company and certain stockholders named therein, with capitalized terms used herein and not otherwise defined being given the meaning in the Agreement;

The Transferee has been given a copy of the Agreement and afforded ample opportunity to read it, and the Transferee is thoroughly familiar with its terms;

Pursuant to the terms of the Agreement, the Transferor is prohibited from transferring the Common Shares until the Transferee of such Common Shares acknowledges the terms and conditions of the Agreement and agrees to be bound thereby; and

The Transferee wishes to receive such Common Shares;

NOW, THEREFORE, in consideration of the mutual premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and to induce the Transferor to transfer such Common Shares to the Transferee and the Company to permit such transfer, the Transferee does hereby acknowledge and agree that (i) the Transferee has been given a copy of the Agreement and ample opportunity to read it, and is thoroughly familiar with its terms, (ii) the Common Shares are subject to the terms and conditions set forth in the Agreement and (iii) the Transferee shall become a party to the Agreement and shall be fully bound by, and subject to, all of the covenants, terms and conditions of the Agreement as though an original party thereto.

Signed this             day of August, 2013,

Transferee: Wingspan Master Fund, LP
By: Wingspan GP, LLC, as its general partner

By:	/s/ Brendan Driscoll
	Name:	Brendan Driscoll
	Title:	CFO

Schedule I

Hedging Transaction Language

A selling stockholder may also enter into hedging and/or monetization transactions. For example, a selling stockholder may:

(a) enter into transactions with a broker-dealer or affiliate of a broker-dealer or other third party in connection with which that other party will become a selling stockholder and engage in short sales of the common stock under this prospectus, in which case the other party may use shares of common stock received from the selling stockholder to close out any short positions;

(b) itself sell short common stock under this prospectus and use shares of common stock held by it to close out any short position;

(c) enter into options, forwards or other transactions that require the selling stockholder to deliver, in a transaction exempt from registration under the Securities Act, common stock to a broker-dealer or an affiliate of a broker-dealer or other third party who may then become a selling stockholder and publicly resell or otherwise transfer that common stock under this prospectus; or

(d) loan or pledge common stock to a broker-dealer or affiliate of a broker-dealer or other third party who may then become a selling stockholder and sell the loaned shares or, in an event of default in the case of a pledge, become a selling stockholder and sell the pledged shares, under this prospectus.